UNITED STATES

SECURITITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDING OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 E. Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 E. Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2017

Date of reporting period: November 30, 2016

Form N-Q is to be used by management investment companies, other than small business investments companies, registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The following is a copy of the registrant’s schedule of investments pursuant to Rule 30b1-5 under the Investment Company Act of 1940 as amended (the “1940 Act”) as of the close of the reporting period as set forth in Sections 210.12-12 – 12-14 of Regulation S-X:

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount*		Fair Value
DOMESTIC BANK LOAN OBLIGATIONS - 2.53%
Consumer - 0.20%
ARAMARK Corp., Term Loan E, 3.25%, Due 9/7/2019 A B		$282,056	$284,171

Manufacturing - 0.82%
Allison Transmission Holdings, Inc., Term Loan B 3, 3.25%, Due 9/23/2022A B		225,696	227,587
Avago Technologies Cayman Finance Ltd., Term Loan B3, 3.538%, Due 2/1/2023A B		33,736	34,045
Berry Plastics Group, Inc., First Lien Term Loan H, 3.75%, Due 10/1/2022A B		514,218	517,216
CDW LLC, First Lien Term Loan, 3.00%, Due 8/4/2023A B C		366,237	367,793

			1,146,641

Service - 1.45%
Burlington Coat Factory Warehouse Corp., Term Loan B 4, 3.50%, Due 8/13/2021A B		295,000	296,254
Charter Communications Operating LLC, 2016 Term Loan I, 3.50%, Due 1/24/2023A B C		99,500	100,401
Dollar Tree, Inc., Term Loan B 3, 3.063%, Due 7/6/2022A B		84,091	84,757
Hilton Worldwide Finance LLC, Term Loan B1, 3.50%, Due 10/26/2020A B C		63,596	63,864
Hilton Worldwide Finance LLC, Term Loan B2, 3.084%, Due 10/25/2023A B C		650,125	654,351
JC Penney Corp., Inc., Term Loan B, 5.25%, Due 6/23/2023A B		270,300	272,214
Landry’s, Inc., First Lien Term Loan, 4.00%, Due 10/4/2023A B		160,000	160,834
Petsmart, Inc., Term Loan B, 4.00%, Due 3/11/2022A B		394,987	396,046

			2,028,721

Transportation - 0.06%
Air Canada, Term Loan B, 3.614%, Due 9/21/2023 B		90,000	90,169

Total Domestic Bank Loan Obligations (Cost $3,518,193)			3,549,702

DOMESTIC OBLIGATIONS - 31.42%
Consumer - 0.37%
Anheuser-Busch InBev Finance, Inc., 2.65%, Due 2/1/2021		230,000	230,798
Reynolds American, Inc., 8.125%, Due 6/23/2019		250,000	287,091

			517,889

Energy - 0.71%
Gazprom OAO Via Gaz Capital S.A., 3.755%, Due 3/15/2017D	EUR	100,000	106,812
Kinder Morgan, Inc., 5.00%, Due 2/15/2021E		100,000	106,155
Ras Laffan Liquefied Natural Gas Co., Ltd III, 6.75%, Due 9/30/2019		250,000	279,885
Sabine Pass Liquefaction LLC, 5.00%, Due 3/15/2027C E		100,000	98,750
Shell International Finance BV, 2.25%, Due 11/10/2020		200,000	199,350
Sinopec Group Overseas Development 2014 Ltd., 4.375%, Due 4/10/2024D		200,000	209,689

			1,000,641

Finance - 16.92%
2013-2 Aviation Loan Trust, 2.960%, Due 12/15/2022, Acquired 3/2/2013, Cost $65,901A E F		69,064	63,201
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 2.75%, Due 5/15/2017		550,000	551,375
AGFC Capital Trust I Limited, 6.00%, Due 1/15/2067, Acquired 3/14/2014, Cost $258,232A E F		300,000	135,000
Air Lease Corp., 2.125%, Due 1/15/2020		250,000	246,049
Aircastle Ltd., 4.625%, Due 12/15/2018		270,000	281,475
American Express Credit Corp.,
1.497%, Due 7/31/2018A		820,000	824,310
1.70%, Due 10/30/2019		170,000	168,420
Australia & New Zealand Banking Group Ltd., 2.05%, Due 9/23/2019		250,000	249,208
Banco Santander Chile S.A., 1.776%, Due 4/11/2017A E		880,000	877,800
Bank of America Corp.,
5.65%, Due 5/1/2018		500,000	525,230
1.92%, Due 1/15/2019A		700,000	705,699
1.716%, Due 4/1/2019A		535,000	538,427
7.625%, Due 6/1/2019		100,000	112,599
4.125%, Due 1/22/2024		100,000	104,252
Bank of America NA, 5.30%, Due 3/15/2017		250,000	252,752
Barclays Bank PLC, 1.745%, Due 11/6/2017A G		100,000	100,000
BB&T Corp., 2.625%, Due 6/29/2020		600,000	604,858
BPE Financiaciones S.A., 2.50%, Due 2/1/2017	EUR	100,000	106,309
Centene Corp., 4.75%, Due 5/15/2022		190,000	187,150

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount*	Fair Value
Finance - 16.92% (continued)
Citigroup, Inc.,
1.385%, Due 3/10/2017A	$575,000	$575,466
1.406%, Due 5/1/2017A	500,000	500,317
1.576%, Due 4/27/2018A	595,000	596,563
Commonwealth Bank of Australia, 1.375%, Due 9/6/2018E	220,000	218,426
Credit Suisse Group Funding Guernsey Ltd., 3.75%, Due 3/26/2025	250,000	239,868
Deutsche Bank AG, 4.25%, Due 10/14/2021E	200,000	196,951
DNB Bank ASA, 2.375%, Due 6/2/2021E	300,000	297,547
E*Trade Financial Corp., 5.375%, Due 11/15/2022	170,000	180,160
Fifth Third Bancorp, 2.875%, Due 7/27/2020	600,000	606,000
Goldman Sachs Group, Inc.,
2.006%, Due 11/15/2018A	1,610,000	1,625,923
7.50%, Due 2/15/2019	232,000	258,341
2.60%, Due 4/23/2020	130,000	130,186
HSBC Holdings PLC, 2.65%, Due 1/5/2022G	200,000	194,921
International Lease Finance Corp.,
3.875%, Due 4/15/2018	130,000	132,535
7.125%, Due 9/1/2018E	130,000	140,725
5.875%, Due 4/1/2019	80,000	85,200
JPMorgan Chase & Co.,
1.782%, Due 1/25/2018A	640,000	644,341
2.75%, Due 6/23/2020	250,000	252,274
4.40%, Due 7/22/2020	10,000	10,635
2.411%, Due 3/1/2021A	300,000	308,731
JPMorgan Chase Bank NA, 6.00%, Due 10/1/2017	300,000	310,817
KeyCorp, 2.90%, Due 9/15/2020	300,000	303,618
Macquarie Bank Ltd., 1.516%, Due 10/27/2017A E	610,000	611,290
Macquarie Group Ltd., 1.887%, Due 1/31/2017A E	1,070,000	1,071,464
Mitsubishi UFJ Financial Group, Inc., 2.19%, Due 9/13/2021	200,000	194,342
Mitsubishi UFJ Trust & Banking Corp., 1.577%, Due 9/19/2017A	100,000	100,330
Mizuho Financial Group, 2.632%, Due 4/12/2021E	210,000	208,118
Morgan Stanley,
2.162%, Due 4/25/2018A	1,600,000	1,620,392
7.30%, Due 5/13/2019	300,000	335,056
5.50%, Due 7/24/2020	350,000	383,611
Natixis S.A., 1.553%, Due 9/25/2017A	200,000	200,811
New York Life Global Funding, 1.50%, Due 10/24/2019E	350,000	345,851
Norinchukin Bank, 1.589%, Due 10/12/2017A	200,000	200,835
Royal Bank of Scotland PLC, 9.50%, Due 3/16/2022D G H	300,000	305,943
Santander UK PLC, 2.50%, Due 3/14/2019G	300,000	301,500
Shinhan Bank, 1.526%, Due 4/8/2017A E	1,430,000	1,430,843
Skandinaviska Enskilda Banken AB, 2.625%, Due 11/17/2020E	350,000	351,162
Sumitomo Mitsui Trust Bank Limited, 1.584%, Due 9/18/2017A	400,000	400,872
Toronto Dominion Bank, 1.868%, Due 4/7/2021A	150,000	152,332
UBS AG, 5.125%, Due 5/15/2024D	300,000	298,875
Ventas Realty LP / Ventas Capital Corp., 4.00%, Due 4/30/2019I	300,000	311,686
Wells Fargo & Co., 2.60%, Due 7/22/2020	100,000	100,495
Westpac Banking Corp., 2.60%, Due 11/23/2020	410,000	411,648

		23,781,115

Manufacturing - 4.22%
Activision Blizzard, Inc., 2.30%, Due 9/15/2021E	210,000	204,735
American Axle & Manufacturing, Inc., 6.25%, Due 3/15/2021	260,000	265,200
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 3.850%, Due 12/15/2019A E G	200,000	203,500
Daimler Finance North America LLC, 1.875%, Due 1/11/2018C E	400,000	400,504
Diamond 1 Finance Corp / Diamond 2 Finance Corp.,
3.48%, Due 6/1/2019E	50,000	50,928
4.42%, Due 6/15/2021E	270,000	277,828
Electronic Arts, Inc., 3.70%, Due 3/1/2021	70,000	72,591
First Data Corp., 5.375%, Due 8/15/2023E	210,000	217,350
FLIR Systems, Inc., 3.125%, Due 6/15/2021	170,000	170,784
Ford Motor Credit Co., LLC,
1.66%, Due 1/17/2017A C	2,215,000	2,216,703
1.750%, Due 6/15/2018A C	745,000	747,697

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount*	Fair Value
Manufacturing - 4.22% (continued)
General Motors Financial Co., Inc, 2.35%, Due 10/4/2019	$240,000	$235,953
Glencore Funding LLC, 2.24%, Due 1/15/2019A C E	235,000	232,650
Hewlett Packard Enterprise Co., 3.85%, Due 10/15/2020E	260,000	267,475
NVIDIA Corp.,
2.20%, Due 9/16/2021	50,000	48,853
3.20%, Due 9/16/2026	180,000	172,858
Under Armour, Inc., 3.25%, Due 6/15/2026	120,000	113,041
Western Digital Corp., 10.50%, Due 4/1/2024E	30,000	34,725

		5,933,375

Service - 3.80%
AbbVie, Inc.,
2.50%, Due 5/14/2020	100,000	99,766
3.60%, Due 5/14/2025	100,000	98,803
Actavis Funding SCS, 3.00%, Due 3/12/2020	400,000	405,694
Block Financial LLC, 4.125%, Due 10/1/2020C	75,000	76,743
Charter Communications Operating LLC, 4.464%, Due 7/23/2022C E	100,000	103,861
CSC Holdings LLC, 8.625%, Due 2/15/2019C	140,000	154,350
Dignity Health, 2.637%, Due 11/1/2019	300,000	302,469
DISH DBS Corp., 4.625%, Due 7/15/2017	680,000	686,800
ERAC USA Finance LLC, 4.50%, Due 8/16/2021C E	350,000	374,495
Gilead Sciences, Inc., 2.55%, Due 9/1/2020	430,000	433,010
HCA, Inc.,
4.25%, Due 10/15/2019	110,000	113,300
6.50%, Due 2/15/2020	200,000	217,750
HealthSouth Corp., 5.75%, Due 11/1/2024	180,000	180,450
Hertz Corp., 6.75%, Due 4/15/2019	65,000	65,467
L Brands, Inc., 5.625%, Due 2/15/2022	200,000	212,000
Mastercard, Inc., 2.00%, Due 11/21/2021	340,000	335,011
MGM Resorts International, 6.75%, Due 10/1/2020	55,000	60,224
Michaels Stores, Inc., 5.875%, Due 12/15/2020E	55,000	56,623
New Red Finance, Inc., 6.00%, Due 4/1/2022E	250,000	260,625
Numericable Group S.A., 7.375%, Due 5/1/2026E	200,000	199,499
PetSmart, Inc., 7.125%, Due 3/15/2023E	175,000	179,156
Tencent Holdings Ltd., 2.875%, Due 2/11/2020E	200,000	200,825
Tenet Healthcare Corp., 6.00%, Due 10/1/2020	250,000	254,688
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, Due 7/21/2021	100,000	96,058
Universal Health Services, Inc., 4.75%, Due 8/1/2022E	70,000	70,700
Zimmer Biomet Holdings, Inc., 3.15%, Due 4/1/2022	100,000	100,181

		5,338,548

Sovereign - 3.96%
Brazil, Petrobras Global Finance BV,
5.75%, Due 1/20/2020	100,000	100,250
5.375%, Due 1/27/2021	100,000	97,350
8.375%, Due 5/23/2021	400,000	429,000
Croatia Government International Bond, 6.75%, Due 11/5/2019E	210,000	227,726
Dominican Republic International Bond, 7.50%, Due 5/6/2021E	260,000	281,892
Guatemala Government Bond, 5.75%, Due 6/6/2022E	240,000	249,000
Honduras Government International Bond, 8.75%, Due 12/16/2020E	240,000	260,309
Hungary Government International Bond, 6.25%, Due 1/29/2020	200,000	219,500
Indonesia Government International Bond, 5.875%, Due 3/13/2020E	100,000	109,380
Norway, Eksportfinans ASA, 5.50%, Due 6/26/2017	600,000	610,242
Saudi Government International Bond, 3.25%, Due 10/26/2026E	200,000	189,071
Senegal Government International Bond, 8.75%, Due 5/13/2021E	210,000	232,856
Serbia International Bond, 5.875%, Due 12/3/2018E	240,000	251,496
Slovenia Government Bond,
4.125%, Due 2/18/2019D	200,000	207,826
5.85%, Due 5/10/2023D	100,000	113,739
South Korea, Export-Import Bank of Korea, 5.00%, Due 4/11/2022	200,000	222,177
Sri Lanka Government International Bond, 6.25%, Due 10/4/2020E	200,000	207,510
Supranational, Corporacion Andina de Fomento,
1.437%, Due 1/29/2018A	880,000	881,647
2.00%, Due 5/10/2019	425,000	423,707
Vietnam Government International Bond, 6.75%, Due 1/29/2020E	200,000	218,892

		5,533,570

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount*			Fair Value
Telecommunications - 0.98%
AT&T, Inc.,
2.45%, Due 6/30/2020	$		400,000	$396,155
3.00%, Due 6/30/2022			100,000	98,136
Frontier Communications Corp., 6.25%, Due 9/15/2021			300,000	281,250
Sprint Nextel Corp., 8.375%, Due 8/15/2017			190,000	197,659
Sprint Spectrum Co. LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 3.36%, Due 3/20/2023CE			200,000	200,500
Verizon Communications, Inc., 2.606%, Due 9/14/2018A			200,000	204,767

				1,378,467

Transportation - 0.38%
American Airlines 2016-3 Class A Pass Through Trust, 3.25%, Due 4/15/2030			100,000	97,750
Aviation Capital Group Corp., 2.875%, Due 9/17/2018E			220,000	223,300
Continental Airlines 2012-3 Class C Pass Thru Certificates, 6.125%, Due 4/29/2018			210,000	217,875

				538,925

Utilities - 0.08%
Dominion Resources, Inc., 2.00%, Due 8/15/2021			110,000	106,762

Total Domestic Obligations (Cost $44,236,301)				44,129,292

FOREIGN OBLIGATIONS - 15.99%
Finance - 1.02%
Banco Bilbao Vizcaya Argentaria S.A., 7.00%, Due 12/29/2049A D		EUR	200,000	195,807
Banco Popular Español S.A., 10.743%, Due 10/29/2049A D		EUR	200,000	209,850
Bank of America Corp., 4.179%, Due 10/21/2025, Acquired 5/8/2014, Cost $250,882A F J		MXN	3,000,000	167,671
Lloyds Banking Group PLC, 7.625%, Due 12/29/2049D G		GBP	500,000	636,585
Novo Banco S.A.,
5.00%, Due 4/23/2019		EUR	100,000	82,675
5.00%, Due 5/23/2019		EUR	100,000	82,675
Royal Bank of Scotland PLC, 6.934%, Due 4/9/2018A G		EUR	50,000	56,913

				1,432,176

Sovereign - 14.97%
Argentine Republic Government International Bond, 3.875%, Due 1/15/2022		EUR	400,000	398,292
Australia, Queensland Treasury Corp., 5.75%, Due 7/22/2024D		AUD	1,240,000	1,096,346
Austria, KAF Kaerntner Ausgleichszahlungs-Fonds, 0.01%, Due 1/14/2032E		EUR	95,440	87,858
Brazil, Nota Do Tesouro Nacional,
10.00%, Due 1/1/2025		BRL	3,215,000	905,013
10.00%, Due 1/1/2027		BRL	4,735,000	1,316,145
Greece, Hellenic Republic Government Bond,
3.375%, Due 7/17/2017E		EUR	100,000	104,824
4.75%, Due 4/17/2019D E		EUR	50,000	50,896
Greece, Hellenic Republic Government International Bond,
3.80%, Due 8/8/2017		JPY	30,000,000	254,687
3.00%, Due 2/24/2041A D K		EUR	100,000	70,065
Hungary Government Bond,
6.00%, Due 11/24/2023		HUF	300,000,000	1,231,816
5.50%, Due 6/24/2025		HUF	100,000,000	396,038
Indonesia Government Bond,
8.375%, Due 3/15/2024		IDR	9,800,000,000	724,922
9.00%, Due 3/15/2029		IDR	4,700,000,000	365,006
8.75%, Due 2/15/2044		IDR	11,700,000,000	848,195
Malaysia Government Bond,
3.659%, Due 10/15/2020		MYR	2,970,000	648,501
4.048%, Due 9/30/2021		MYR	1,105,000	244,721
3.62%, Due 11/30/2021		MYR	940,000	206,141
3.48%, Due 3/15/2023		MYR	2,885,000	606,406
Mexican Bonos Desarr,
8.50%, Due 5/31/2029L		MXN	25,600,000	1,346,064
8.50%, Due 11/18/2038L		MXN	27,500,000	1,454,397
7.75%, Due 11/13/2042L		MXN	40,800,000	2,002,870
New Zealand Government Bond, 5.50%, Due 4/15/2023D		NZD	890,000	729,902
Poland Government Bond, 3.25%, Due 7/25/2025		PLN	3,525,000	818,712
Portugal, Obrigacoes do Tesouro, 4.95%, Due 10/25/2023E		EUR	970,000	1,138,650

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount*			Fair Value
Sovereign - 14.97% (continued)
South Africa Government Bond,
6.75%, Due 3/31/2021		ZAR	4,285,000	$285,971
6.50%, Due 2/28/2041		ZAR	16,030,000	799,250
8.75%, Due 2/28/2048		ZAR	15,995,000	1,024,294
United Kingdom Treasury Bill, 0.01%, Due 1/31/2017		GBP	1,500,000	1,876,146

				21,032,128

Total Foreign Obligations (Cost $27,218,045)				22,464,304

ASSET-BACKED OBLIGATIONS - 11.94%
Apidos CLO XXII, 4.681%, Due 10/20/2027, 2015 22A CA E	$		400,000	389,104
Babson CLO Ltd., 4.331%, Due 4/20/2027, 2015 IA D1A E			650,000	626,601
Carlyle Global Market Strategies Ltd., CLO, 2.356%, Due 4/27/2027, 2015 2A A1A E			250,000	250,205
Carrington Mortgage Loan Trust, 0.794%, Due 2/25/2037, 2007 FRE1 A3A			500,000	388,204
Citigroup Mortgage Loan Trust, Inc., 0.614%, Due 1/25/2037, 2007 AMC2 A3A			143,775	89,922
Countrywide Asset-Backed Certificates Trust,
1.204%, Due 8/25/2035, 2005 3 MV5A			400,000	387,597
0.664%, Due 12/25/2036, 2006 12 1AA			142,921	140,607
0.694%, Due 3/25/2037, 2006 18 2A2			180,796	174,863
Drive Auto Receivables Trust 2016-B, 4.53%, Due 8/15/2023, 2016 BA DE			550,000	555,020
Eaton Vance CDO Ltd., 5.081%, Due 10/20/2026, 2016 1A E			650,000	649,972
First Franklin Mortgage Loan Trust, 0.952%, Due 11/25/2035, 2005 FF10 A5A			1,000,000	821,981
First Investors Auto Owner, 4.70%, Due 4/18/2022, 2016 1A DE			500,000	515,996
GoldenTree Loan Opportunities VII Ltd., CLO, 2.032%, Due 4/25/2025, 2013 7A AE			500,000	497,542
GSAMP Trust, 0.654%, Due 12/25/2036, 2007 FM1 A2B			1,470,921	809,939
Invitation Homes Trust, 1.885%, Due 6/17/2032, 2015 SFR2 AA E			293,195	294,208
LCM XX LLC CLO, 4.631%, Due 10/20/2027, 20A DA C E			650,000	638,704
Madison Park Funding Ltd., CLO,
1.086%, Due 3/22/2021, 2007 4A A1AA E			1,255,902	1,249,736
2.328%, Due 1/19/2025, 2014 13A AA E			250,000	250,007
Morgan Stanley ABS Capital I Inc. Trust,
0.642%, Due 7/25/2036, 2006 WMC2 A2FPA			74,899	32,838
0.684%, Due 11/25/2036, 2007 HE1 A2CA			482,931	288,196
Morgan Stanley Home Equity Loan Trust, 0.634%, Due 4/25/2037, 2007 2 A1A			1,067,098	654,883
Nomura Home Equity Loan Inc., Home Equity Loan Trust, 0.864%, Due 10/25/2036, 2006 AF1 A4			1,088,665	368,043
Oak Hill Credit Partners, CLO, 2.001%, Due 4/20/2025, 2013 8A AE			500,000	499,073
Oakwood Mortgage Investors, Inc., 6.61%, Due 6/15/2031, 2001 C A3			309,820	125,854
Octagon Investment Partners 24 Ltd., CLO, 2.361%, Due 5/21/2027, 2015 1A A1A E			250,000	249,713
OHA Credit Partners XI Ltd., CLO, 5.181%, Due 10/20/2028, 2015 11A DA E			600,000	603,112
Prestige Auto Receivables Trust, 5.15%, Due 11/15/2021, 2016 1A DE			400,000	411,615
RAAC Series Trust, 0.934%, Due 9/25/2045, 2006 SP1 M1A			800,000	679,672
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3			952,428	449,419
Residential Asset Securities Corp.,
1.114%, Due 7/25/2033, 2003 KS5 AIIBA			5,792	5,213
0.974%, Due 1/25/2036, 2005 KS12 M1A			175,000	168,681
Santander Drive Auto Receivables Trust, 3.49%, Due 5/17/2021, 2015 3 D			350,000	356,532
Tralee CDO Ltd., 2.231%, Due 7/20/2026, 2014 3A A2E			600,000	598,352
Venture XVII CLO Ltd., 2.36%, Due 7/15/2026, 2014 17A AA E			600,000	599,995
VOLT XXII LLC, 3.50%, Due 2/25/2055, 2015 NPL4 A1C E			210,678	210,835
VOLT XXXIV LLC, 3.25%, Due 2/25/2055, 2015 NPL7 A1C E			344,299	343,417
VOLT XXXVIII LLC, 3.875%, Due 9/25/2045, 2015 NP12 A1C E			468,875	470,345
Wells Fargo Home Equity Asset-Backed Securities Trust, 0.822%, Due 4/25/2037, 2007 2 A3A			433,634	392,304
Westlake Automobile Receivables Trust, 4.55%, Due 9/15/2021, 2016 1A DE			530,000	538,711

Total Asset-Backed Obligations (Cost $16,696,957)				16,777,011

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.71%
Adjustable Rate Mortgage Trust, 3.323%, Due 9/25/2035, 2005 5 2A1			55,801	46,106
American Home Mortgage Investment Trust,
3.056%, Due 10/25/2034, 2004 3 5AA			27,352	27,353
2.757%, Due 9/25/2045, 2005 2 4A1A			4,485	4,422
Ameriquest Mortgage Securities Inc., 2.484%, Due 6/25/2034, 2004 R4 M2A			839,573	629,352
Banc of America Alternative Loan Trust, 0.934%, Due 5/25/2035, 2005 4 CB6A			37,327	28,299

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount*	Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.71% (continued)
Banc of America Funding Corporation,
0.736%, Due 4/20/2047, 2007 B A1	$528,281	$413,876
0.826%, Due 5/20/2047, 2007 C 7A5A	243,691	200,457
Banc of America Mortgage Securities, Inc., 3.547%, Due 7/20/2032, 2002 G1A3A	3,533	3,557
Bear Stearns Adjustable Rate Mortgage Trust,
2.751%, Due 11/25/2030, 2000 2 A1	25,085	23,906
3.022%, Due 8/25/2033, 2003 5 2A1A	58,914	58,665
3.163%, Due 8/25/2033, 2003 5 1A1A	39,220	38,611
3.125%, Due 4/25/2034, 2004 1 22A1A	9,046	8,891
3.595%, Due 11/25/2034, 2004 9 22A1A	14,633	14,372
2.83%, Due 10/25/2035, 2005 9 A1A	35,120	33,795
3.175%, Due 5/25/2047, 2007 3 1A1A	28,021	25,264
Bear Stearns Alt-A Trust,
3.114%, Due 11/25/2036, 2006 6 32A1	107,421	78,416
3.469%, Due 12/25/2046, 2006 7 23A1	726,704	524,950
Chase Mortgage Finance Corp.,
5.50%, Due 11/25/2035, 2005 S3 A10	200,000	190,497
3.129%, Due 2/25/2037, 2007 A1 1A5	27,069	25,934
2.974%, Due 3/25/2037, 2007 A1 12M3A	198,836	159,985
CHL Mortgage Pass-Through Trust, 2.983%, Due 11/20/2035, 2005 HYB7 6A1A	791,721	662,322
Citigroup Mortgage Loan Trust, Inc.,
3.038%, Due 8/25/2035, 2005 3 2A2A	30,301	29,755
2.41%, Due 9/25/2035, 2005 6 A3A	26,836	25,886
Colony American Homes, 1.685%, Due 5/17/2031, 2014 1A AA E	289,244	288,900
Cosmopolitan Hotal Trust, 1.936%, Due 11/15/2033, 2016 CSMO AA E	250,000	250,469
Countrywide Alternative Loan Trust,
5.50%, Due 10/25/2033, 2003 20CB 1A4	153,740	154,269
6.00%, Due 10/25/2033, 2003 J2 A1	19,368	19,962
1.264%, Due 11/25/2035, 2005 56 1A1A	848,221	717,793
6.50%, Due 9/25/2036, 2006 J5 1A1	669,036	559,288
0.772%, Due 7/20/2046, 2006 OA9 2A1AA	9,782	4,783
0.724%, Due 9/25/2046, 2006 OA11 A1BA	12,150	9,315
0.757%, Due 12/20/2046, 2006 OA17 1A1A	985,032	712,589
Countrywide Home Loan Mortgage Pass Through Trust,
3.289%, Due 6/25/2033, 2003 27 A1A	26,968	26,768
1.294%, Due 9/25/2034, 2004 16 1A4AA	32,161	29,418
1.114%, Due 4/25/2035, 2005 3 2A1A	115,159	99,089
0.994%, Due 5/25/2035, 2005 9 1A3A	110,288	90,948
5.75%, Due 5/25/2037, 2007 5 A51	51,768	47,337
Credit Suisse Mortgage-Backed Trust, 6.00%, Due 7/25/2036, 2006 6 1A4	423,374	315,078
Deutsche Alt-A Securities Mortgage Loan Trust, 0.684%, Due 3/25/2037, 2007 AR2 A1	599,756	471,272
Fannie Mae Connecticut Avenue Securities,
2.184%, Due 1/25/2024, 2014 C01 M1A	746,825	750,922
1.484%, Due 5/25/2024, 2014 C02 1M1A	450,806	451,805
4.534%, Due 5/25/2025, 2015 C02 1M2A	500,000	516,760
5.534%, Due 7/25/2025, 2015 C03 2M2A	200,000	213,858
6.234%, Due 4/25/2028, 2015 C04 1M2A	525,000	569,956
2.734%, Due 10/25/2028, 2016 C03 2M1A	287,073	290,073
1.835%, Due 4/25/2029, 2016 C06 1M1A	477,674	477,674
Fannie Mae Grantor Trust, 6.00%, Due 2/25/2044, 2004 T3 CL 1A1	10,928	12,348
First Horizon Asset Securities, Inc., 2.706%, Due 2/25/2034, 2004 AR1 2A1A	36,383	36,142
Freddie Mac Structured Agency Credit Risk Debt Notes,
2.184%, Due 4/25/2024, 2014 DN2 M2A	231,840	233,408
4.434%, Due 12/25/2027, 2015 DNA2 M3A	500,000	518,240
GSMPS Mortgage Loan Trust,
0.884%, Due 3/25/2035, 2005 RP2 1AFA E	673,845	595,659
0.884%, Due 9/25/2035, 2005 RP3 1AFA E	695,658	597,815
0.934%, Due 4/25/2036, 2006 RP2 1AF1A E	388,193	320,208
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1	2,097	2,136
2.711%, Due 6/25/2034, 2004 7 3A1	21,168	20,458
3.161%, Due 11/25/2035, 2005 AR7 6A1A	20,516	20,246
JP Morgan Alternative Loan Trust, 1.847%, Due 5/26/2037, 2008 R3 3A1E	239,327	210,800
JP Morgan Mortgage Trust, 3.00%, Due 9/25/2044, 2014 IVR3 2A1A E	289,167	292,059

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount*		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.71% (continued)
Master Specialized Loan Trust, 0.794%, Due 2/25/2036, 2006 2 AA E	$	761,254	$676,072
Morgan Stanley ABS Capital I Inc. Trust, 0.594%, Due 12/25/2036, 2007 HE3 A2AA		430,489	267,560
Morgan Stanley Mortgage Loan Trust, 2.744%, Due 6/25/2036, 2006 8AR 5A4A		17,889	17,255
Nationstar Mortgage Loan Trust, 3.75%, Due 12/25/2052, 2013 A AE		131,648	136,763
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006 ALT1 AF2		8,482	4,998
New Residential Mortgage Loan Trust,
3.75%, Due 5/28/2052, 2015 1A A3E		186,999	191,908
3.75%, Due 5/25/2054, 2014 2A A3E		287,356	294,538
5.670%, Due 11/25/2054, 2014 3A B3A E		425,642	441,456
3.75%, Due 8/25/2055, 2015 2A A1E		527,858	540,228
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2E		90,354	83,135
Prime Mortgage Trust, 1.034%, Due 2/25/2035, 2006 CL1 A1A		63,364	58,860
Residential Accredit Loans, Inc., Trust,
5.75%, Due 9/25/2035, 2005 QS13 2A4		696,498	621,850
0.784%, Due 2/25/2036, 2006 QA2 1A1A		495,028	331,087
0.634%, Due 5/25/2037, 2007 QA3 A1A		289,818	240,755
Residential Asset Securitization Trust, 3.120%, Due 12/25/2034, 2004 IP2 4A		55,468	53,851
Residential Funding Mortgage Securities Trust, 6.00%, Due 5/25/2037, 2007 S5 A4		874,125	814,222
Structured Asset Mortgage Investments II Trust, 0.764%, Due 5/25/2045, 2005 AR2 2A1A		79,817	69,767
Structured Asset Mortgage Investments Trust, 1.242%, Due 11/19/2033, 2003 AR3 A1A		437,913	416,935
Structured Asset Securities Corp., Mortgage Pass-Through Certificates, 5.50%, Due 5/25/2035, 2005 6 2A14		66,670	67,807
WaMu Mortgage Pass Through Certificates,
2.676%, Due 2/25/2033, 2003 AR1 2AA		3,070	2,985
2.793%, Due 3/25/2035, 2005 AR3 A1		30,897	30,067
5.50%, Due 11/25/2035, 2005 9 2A2		177,179	162,374
2.821%, Due 9/25/2036, 2006 AR10 1A1		683,543	617,975
2.064%, Due 1/25/2037, 2006 AR18 1A1A		1,046,977	890,194
0.694%, Due 2/25/2037, 2007 HY1 A2AA		268,208	202,417
2.805%, Due 3/25/2037, 2007 HY3 4A1A		131,654	125,238
2.141%, Due 12/19/2039, 2001 AR5 1A		70,169	68,327
Wells Fargo Mortgage Backed Securities Trust, 3.095%, Due 3/25/2035, 2005 AR3 2A1A		48,109	48,380

Total Collateralized Mortgage Obligations (Cost $20,591,679)			20,659,520

FOREIGN COLLATERALIZED MORTGAGE OBLIGATIONS - 0.71%
IM Pastor 4 Fondo de Titulizacion de Activos, 1.00%, Due 3/22/2044, 4 A	EUR	816,818	693,171
Rural Hipotecario I Fondo De Titulizacion Hipotecaria, 0.057%, Due 2/17/2050, 9 A2	EUR	294,541	307,484

Total Foreign Collateralized Mortgage Obligations (Cost $1,356,404)			1,000,655

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.97%
Fannie Mae Pool, 3.00%, Due 2/1/2046,		98,467	98,173
Fannie Mae TBA,
3.50%, Due 12/13/2046 M		3,200,000	3,286,375
3.00%, Due 1/18/2047 M		1,300,000	1,292,230
3.50%, Due 2/13/2047 M		5,000,000	5,117,774

Total U.S. Agency Mortgage-Backed Obligations (Cost $9,883,068)			9,794,552

U.S. TREASURY OBLIGATIONS - 24.89%
U.S. Treasury Floating Rate Note - 3.98%
0.681%, Due 4/30/2018		30,000	30,043
0.665%, Due 7/31/2018 A		4,790,000	4,793,794
0.661%, Due 10/31/2018 A		760,000	760,023

			5,583,860

U.S. Treasury Inflation Protected Securities - 2.44%
0.125%, Due 7/15/2024 J		610,014	600,397
0.25%, Due 1/15/2025 J		652,307	643,069
2.375%, Due 1/15/2025 J		678,776	782,639
0.625%, Due 1/15/2026 J		152,397	154,538
2.375%, Due 1/15/2027 J		478,832	564,686
3.875%, Due 4/15/2029 J		496,346	684,167

			3,429,496

U.S. Treasury Notes/Bonds - 18.47%
1.625%, Due 7/31/2019		5,700,000	5,745,646
1.375%, Due 3/31/2020		5,300,000	5,275,986
1.125%, Due 9/30/2021		2,200,000	2,125,922
2.00%, Due 7/31/2022		2,700,000	2,696,414

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount*	Fair Value
U.S. Treasury Notes/Bonds - 18.47% (continued)
1.875%, Due 10/31/2022	$1,400,000	$1,385,343
1.375%, Due 6/30/2023	50,000	47,639
1.25%, Due 7/31/2023	800,000	755,125
2.125%, Due 11/30/2023	800,000	797,000
2.50%, Due 5/15/2024	4,300,000	4,377,267
2.125%, Due 5/15/2025	50,000	49,195
2.00%, Due 8/15/2025	2,200,000	2,139,757
1.625%, Due 2/15/2026	200,000	187,648
2.50%, Due 5/15/2046	400,000	357,969

		25,940,911

Total U.S. Treasury Obligations (Cost $35,408,288)		34,954,267

MUNICIPAL OBLIGATIONS - 0.15%
City of Chicago, IL, 7.75%, Due 1/1/2042	100,000	101,975
Illinois State G.O. BAB, 7.35%, Due 7/1/2035	100,000	108,644

Total Municipal Obligations (Cost $207,386)		210,619

	Shares
SHORT-TERM INVESTMENTS - 5.54% (Cost $7,780,160)
Investment Companies - 5.54%
American Beacon U.S. Government Money Market Select Fund, Select ClassN	7,780,160	7,780,160

TOTAL INVESTMENTS - 114.85% (Cost $166,896,481)		161,320,082
PURCHASED OPTIONS AND SWAPTIONS- 0.19% (Cost $318,210)		265,454
WRITTEN OPTIONS AND SWAPTIONS - (0.19%) (Cost $307,220)		(262,951)
LIABILITIES, NET OF OTHER ASSETS - (14.85%)		(20,857,202)

TOTAL NET ASSETS - 100.00%		$140,465,383

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B	Term Loan.
C	LLC - Limited Liability Company.
D	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
E	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $28,945,419 or 20.60% of net assets. The Fund has no right to demand registration of these securities.
F	Illiquid Security. At period end, the amount of illiquid securities was $365,872 or 0.26% of net assets.
G	PLC - Public Limited Company.
H	Variable rate.
I	LP - Limited Partnership.
J	Inflation-Indexed Note.
K	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
L	Par value represents units rather than shares.
M	TBA -To Be Announced.
N	The Fund is affiliated by having the same investment advisor.

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Futures Contracts Open on November 30, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Futures	Short	114	December 2016	$(28,078,918)	$(139,041)
90-Day Eurodollar Futures	Short	11	March 2017	(2,704,901)	(16,512)
90-Day Eurodollar Futures	Short	186	December 2019	(45,680,781)	180,672
Austrailian 10-Year Bond Futures	Long	1	December 2016	100,239	(5,091)
Euro OAT Futures	Short	58	December 2016	(9,587,455)	186,799
Euro-BUND Futures	Long	2	December 2016	347,953	(6,560)
Euro-BUND Futures	Long	5	March 2017	858,218	3,867
Euro-Buxl 30-Year Bond Futures	Short	3	December 2016	(602,178)	44,647
Long GILT Futures	Short	26	March 2017	(4,026,820)	14,109
U.S. Treasury 10-Year Note Futures	Long	69	March 2017	8,627,631	(36,081)
U.S. Treasury 2-Year Note Futures	Long	13	March 2017	2,819,387	(825)
U.S. Treasury 5-Year Note Futures	Short	15	March 2017	(1,793,095)	25,459
U.S. Ultra Bond Futures	Long	18	March 2017	2,925,294	(19,997)

				$(76,795,426)	$231,446

Centrally Cleared Swap agreements outstanding on November 30, 2016:

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Maturity Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	3M USD-LIBOR	1.3500	9/28/2017	USD	6,450	$413	$(14,650)	$(15,063)
Receive	3M USD-LIBOR	1.7500	12/14/2017	USD	2,900	(10,144)	(18,128)	(7,984)
Receive	3M USD-LIBOR	1.5000	12/16/2017	USD	7,200	(40,961)	(28,867)	12,094
Receive	3M USD-LIBOR	1.7500	12/16/2018	USD	300	(706)	(2,551)	(1,845)
Receive	3M USD-LIBOR	1.7500	12/16/2018	USD	9,300	(52,305)	(78,984)	(26,679)
Receive	6M GBP-LIBOR	1.6500	1/22/2020	GBP	400	10	(13,861)	(13,871)
Pay	3M USD-LIBOR	2.0000	12/16/2020	USD	20,800	296,122	248,985	(47,137)
Receive	3M USD-LIBOR	2.0000	12/16/2020	USD	35,700	114,384	(449,942)	(564,326)
Pay	1M MXN-TIIE	6.7500	8/31/2021	MXN	500	(587)	(455)	132
Receive	6M GBP-LIBOR	2.0000	3/18/2022	GBP	200	(1,428)	(13,467)	(12,039)
Pay	3M USD-LIBOR	2.2500	12/16/2022	USD	8,900	(58,868)	158,740	217,608
Receive	3M USD-LIBOR	2.3300	8/19/2025	USD	700	—	(9,928)	(9,928)
Receive	3M USD-LIBOR	2.3000	12/3/2025	USD	100	—	(1,054)	(1,054)
Receive	3M USD-LIBOR	2.1500	12/3/2025	USD	600	—	1,208	1,208
Receive	6M JPY-LIBOR	0.3000	3/18/2026	JPY	130,000	(14,619)	(13,580)	1,039
Receive	3M USD-LIBOR	2.2500	6/15/2026	USD	900	(44,168)	(6,190)	37,978
Receive	3M USD-LIBOR	2.2500	6/15/2026	USD	600	2,990	(2,393)	(5,383)
Receive	3M USD-LIBOR	1.7500	12/21/2026	USD	5,190	(103,656)	233,753	337,409
Receive	3M USD-LIBOR	1.7500	12/21/2026	USD	8,100	(101,874)	340,154	442,028
Receive	3M USD-LIBOR	2.5000	6/15/2046	USD	500	(38,467)	1,656	40,123
Receive	3M USD-LIBOR	2.2500	12/21/2046	USD	1,550	(68,280)	92,956	161,236

						$(122,144)	$423,402	$545,546

OTC Swap agreements outstanding on November 30, 2016:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Reference Entity	Counter- party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 11/30/2016(3) (%)	Curr	Notional Amount (4) (000s)	Premiums (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Republic of Columbia	BRC	1.0000	6/20/2021	1.7477	USD	200	$(6,134)	$(6,316)	$(182)

							$(6,134)	$(6,316)	$(182)

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counter- party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 11/30/2016(3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Volkswagen International Finance N.V.	MYC	1.0000	12/20/2016	0.2804	EUR	100	$(18)	$42	$60
Federal Republic of Brazil	GST	1.0000	12/20/2016	0.4593	USD	200	(110)	53	163
Volkswagen International Finance N.V.	MYC	1.0000	12/20/2016	1.7200	EUR	100	49	42	(7)
Republic Of Argentina	GST	5.0000	6/20/2017	0.9914	USD	100	1,861	2,229	368
Royal Bank of Scotland PLC	CBK	1.0000	12/20/2018	1.8938	EUR	50	(1,145)	(993)	152
United Mexican States	BCC	1.0000	12/20/2021	1.8181	USD	100	(3,849)	(3,735)	114
Federal Republic of Brazil	BCC	1.0000	12/20/2021	2.9798	USD	100	(9,380)	(8,834)	546
Federal Republic of Brazil	DUB	1.0000	12/20/2021	2.9798	USD	100	(9,556)	(8,834)	722

							$(22,148)	$(20,030)	$2,118

Credit Default Swaps on Credit Indices - Buy Protection (1)

Reference Entity	Counter- party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 11/30/2016(3) (%)	Curr	Notional Amount (4) (000s)	Premiums (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Markit CDX HY	CCP	5.0000	12/20/2021	3.8821	USD	2,450	$(101,549)	$(117,688)	$(16,139)
Markit CDX HY	CCP	5.0000	6/20/2021	3.5877	USD	3,970	(153,979)	(223,611)	(69,632)

							$(255,528)	$(341,299)	$(85,771)

Interest Rate Inflation Linked Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Counter- party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	EUR-EXT-CPI	CCP	0.7400	1/15/2020	EUR	900	$(8,262)	$(4,518)	$3,744
Receive	EUR-EXT-CPI	GSC	0.7400	1/26/2020	EUR	400	(1,074)	(2,142)	(1,068)
Receive	EUR-EXT-CPI	GSC	0.6600	1/30/2020	EUR	1,000	(48)	(931)	(883)
Receive	EUR-EXT-CPI	CBK	0.9900	3/31/2020	EUR	1,700	(223)	(23,708)	(23,485)
Pay	UK-RPI	GSC	3.1400	1/14/2030	GBP	300	—	(10,435)	(10,435)
Pay	UK-RPI	CCP	3.4000	6/15/2030	GBP	10	(21)	9	30
Pay	EUR-EXT-CPI	CCP	3.3000	11/15/2030	GBP	140	(5,466)	(5,189)	277

							$(15,094)	$(46,914)	$(31,820)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Purchased options outstanding on November 30, 2016:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC 2-Year IRS	GSC	3M USD-LIBOR	Pay	1.00	3/28/2017	5,600	$18,997	$876	$(18,121)
Put - OTC 30-Year IRS	GSC	3M USD-LIBOR	Pay	2.97	9/24/2018	1,200	62,100	67,983	5,883
Put - OTC 30-Year IRS	CBK	3M USD-LIBOR	Pay	2.97	9/24/2018	600	30,525	33,991	3,466
Call - OTC 2-Year IRS	MSC	3M USD-LIBOR	Pay	1.65	11/15/2018	4,700	26,673	24,772	(1,901)
Put - OTC 30-Year IRS	MYC	3M USD-LIBOR	Pay	3.05	12/12/2018	600	28,849	33,501	4,652

							$167,144	$161,123	$(6,021)

Interest Rate Floors

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - INT FLR USD	BRC	3M USD-LIBOR	Pay	1.63	8/15/2019	5,000	$44,900	$35,025	$(9,875)
Call - INT FLR USD	DUB	3M USD-LIBOR	Pay	1.63	8/15/2019	2,500	22,500	17,513	(4,987)
Call - INT FLR USD	GSC	3M USD-LIBOR	Pay	1.63	8/15/2019	5,000	32,000	35,235	3,235

							$99,400	$87,773	$(11,627)

OTC European Foreign Currency Options

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount (000s)	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put - OTC 30-Year FN TBA 3.5%	FOB	80.00	12/6/2016	8,000	$313	$—	$(313)
Put - OTC EPUT EUR versus MXN	GSC	19.00	2/9/2017	100	1,703	29	(1,674)
Put - OTC EPUT EUR versus MXN	GSC	19.00	2/15/2017	500	19,547	180	(19,367)

					$21,563	$209	$(21,354)

Index Options

Index	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put- S&P 500 Index	1,900.00	12/16/2016	USD	149	$6,854	$6,854	$—
Put- S&P 500 Index	1,875.00	12/30/2016	USD	72	6,912	6,912	—

					$13,766	$13,766	$—

Exchange-Traded Fund Options

Description	Exercise Price	Expiration Date	Curr	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call - iShares 20+ Year Treasury Bond ETF	140.00	12/2/2016	USD	143	$2,432	$72	$(2,360)
Put - iShares 20+ Year Treasury Bond ETF	111.00	12/30/2016	USD	111	2,331	2,331	—

					$4,763	$2,403	$(2,360)

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Written options outstanding on November 30, 2016:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Price	Expiration Date	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC 10-Year IRS	MSC	3M USD-LIBOR	Receive	1.85	12/15/2016	1,000	$(1,900)	$(178)	$1,722
Put - OTC 10-Year IRS	MSC	3M USD-LIBOR	Receive	2.45	12/15/2016	1,000	(2,025)	(849)	1,176
Call - OTC 10-Year IRS	GSC	3M USD-LIBOR	Receive	1.95	2/16/2017	1,000	(7,133)	(5,031)	2,102
Put - OTC 10-Year IRS	GSC	3M USD-LIBOR	Receive	2.40	2/16/2017	1,000	(8,000)	(8,557)	(557)
Call - OTC 10-Year IRS	GSC	3M USD-LIBOR	Receive	1.56	3/28/2017	200	(3,334)	(289)	3,045
Call - OTC 10-Year IRS	GSC	3M USD-LIBOR	Receive	1.57	3/28/2017	1,000	(16,000)	(1,508)	14,492
Put - OTC 5-Year IRS	CBK	3M USD-LIBOR	Receive	2.60	9/24/2018	2,800	(29,120)	(42,343)	(13,223)
Put - OTC 5-Year IRS	GSC	3M USD-LIBOR	Receive	2.60	9/24/2018	5,800	(61,840)	(87,710)	(25,870)
Call - OTC 10-Year IRS	MSC	3M USD-LIBOR	Receive	2.00	11/15/2018	1,000	(26,388)	(23,671)	2,717
Put - OTC 5-Year IRS	MYC	3M USD-LIBOR	Receive	2.70	12/12/2018	3,000	(31,758)	(45,873)	(14,115)

							$(187,498)	$(216,009)	$(28,511)

Interest Rate Floors

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Price	Expiration Date	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - INT FLR USD	DUB	3M USD-LIBOR	Receive	1.00	8/15/2019	5,000	$(22,500)	$(8,451)	$14,049
Call - INT FLR USD	BRC	3M USD-LIBOR	Receive	1.00	8/15/2019	10,000	(45,770)	(16,902)	28,868
Call - INT FLR USD	GSC	3M USD-LIBOR	Receive	1.00	8/15/2019	28,000	(32,001)	(19,182)	12,819

							$(100,271)	$(44,535)	$55,736

OTC European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Curr	Notional Amount (000s)	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC ECAL GBP versus USD	BOA	1.30	1/27/2017	GBP	300	$(2,406)	$(1,478)	$928
Call - OTC ECAL GBP versus USD	CBK	1.30	1/30/2017	GBP	100	(942)	(439)	503
Put - OTC EPUT EUR versus MXN	GSC	16.00	2/9/2017	EUR	100	(150)	—	150
Call - OTC ECAL EUR versus MXN	GSC	26.75	2/15/2017	EUR	500	(15,954)	(491)	15,463

						$(19,452)	$(2,408)	$17,044

Borrowing and Other Financing Transactions on November 30, 2016:

Reverse Repurchase Agreements

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed		Payable for Reverse Repurchase Agreements
BNP Paribas S.A. (1)	0.50%	11/30/2016	12/1/2016	$796,000	(3)	$796,000
Societe Generale (2)	0.48%	11/21/2016	12/1/2016	5,778,375	(4)	5,778,375

				$6,574,375		$6,574,375

1)	Collateralized by a U.S. Treasury N/B valued at $796,000, 2.125%, 11/30/2023.
2)	Collateralized by a U.S. Treasury N/B valued at $5,778,375, 1.625%, 7/31/2019.
3)	The average amount of borrowing during the period ended November 30, 2016 was $796,000 at a weighted average interest rate of 0.50%.
4)	The average amount of borrowing during the period ended November 30, 2016 was $5,778,375 at a weighted average interest rate of 0.48%.

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Foreign Currency Contracts Open on November 30, 2016:

Type	Currency	Principal Amount Covered by Contract	Settlement	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CNY	897,783	2/15/2017	BCC	$—	$(13,367)	$(13,367)
Buy	EUR	216,342	12/15/2016	BNP	—	(13,364)	(13,364)
Buy	CAD	221,870	12/15/2016	BNP	—	(3,738)	(3,738)
Sell	CAD	221,870	12/15/2016	BNP	6,749	—	6,749
Sell	EUR	216,342	12/15/2016	BNP	13,015	—	13,015
Buy	EUR	445,337	1/24/2017	BNP	—	(11,792)	(11,792)
Buy	CHF	447,235	1/24/2017	BNP	—	(14,497)	(14,497)
Sell	EUR	445,337	1/24/2017	BNP	15,521	—	15,521
Sell	CHF	447,235	1/24/2017	BNP	10,040	—	10,040
Buy	BRL	217,591	12/2/2016	BOA	939	—	939
Buy	EUR	1,955,423	12/2/2016	BOA	2,490	—	2,490
Sell	EUR	1,992,517	12/2/2016	BOA	61,975	—	61,975
Sell	EUR	9,539	12/2/2016	BOA	293	—	293
Sell	GBP	724,445	12/2/2016	BOA	—	(18,593)	(18,593)
Sell	BRL	217,591	12/2/2016	BOA	—	(670)	(670)
Buy	BRL	215,534	1/4/2017	BOA	696	—	696
Sell	EUR	1,959,299	1/6/2017	BOA	—	(2,187)	(2,187)
Sell	CNY	146,715	1/6/2017	BOA	651	—	651
Sell	MXN	71,463	2/13/2017	BOA	5,855	—	5,855
Sell	CHF	98,851	2/14/2017	BOA	3,143	—	3,143
Sell	TWD	224,963	3/21/2017	BOA	2,369	—	2,369
Sell	EUR	10,599	12/2/2016	BRC	177	—	177
Sell	CNY	437,726	2/23/2017	BRC	14,705	—	14,705
Buy	JPY	416,066	12/2/2016	CBK	—	(45,815)	(45,815)
Sell	EUR	416,602	12/8/2016	CBK	19,784	—	19,784
Buy	GBP	1,701,781	12/9/2016	CBK	—	(103,877)	(103,877)
Buy	GBP	2,264,870	12/9/2016	CBK	778	—	778
Sell	JPY	6,396,044	1/11/2017	CBK	885,751	—	885,751
Sell	KRW	217,332	1/17/2017	CBK	7,222	—	7,222
Sell	JPY	224,501	1/30/2017	CBK	2,617	—	2,617
Sell	EUR	10,094,629	2/10/2017	CBK	425,985	—	425,985
Buy	BRL	217,591	12/2/2016	DUB	—	(5,066)	(5,066)
Sell	BRL	217,591	12/2/2016	DUB	—	(938)	(938)
Buy	RUB	441,781	12/15/2016	FBF	4,357	—	4,357
Buy	GBP	668,141	12/2/2016	GLM	3,578	—	3,578
Sell	GBP	668,908	1/6/2017	GLM	—	(3,544)	(3,544)
Buy	INR	24,089	1/17/2017	GLM	—	(401)	(401)
Buy	KRW	219,452	1/17/2017	GLM	—	(3,548)	(3,548)
Sell	CNY	778,009	2/6/2017	GLM	—	(5,936)	(5,936)
Buy	INR	2,059,929	12/2/2016	HUS	—	(12,153)	(12,153)
Sell	INR	2,059,929	12/2/2016	HUS	—	(6,033)	(6,033)
Buy	SEK	1,539,846	12/5/2016	HUS	—	(152,847)	(152,847)
Sell	SEK	1,539,846	12/5/2016	HUS	—	(3,049)	(3,049)
Sell	GBP	1,876,941	12/8/2016	HUS	—	(7,101)	(7,101)
Buy	NOK	2,232,223	1/13/2017	HUS	—	(102,747)	(102,747)
Buy	SEK	1,294,427	1/23/2017	HUS	—	(61,197)	(61,197)
Sell	KRW	2,223,896	2/13/2017	HUS	25,337	—	25,337
Sell	SGD	4,255,987	2/16/2017	HUS	47,000	—	47,000
Buy	CLP	2,617,567	2/17/2017	HUS	—	(20,643)	(20,643)
Buy	AUD	1,326,739	2/17/2017	HUS	—	(16,610)	(16,610)
Buy	INR	2,040,847	3/2/2017	HUS	6,509	—	6,509
Buy	SEK	1,548,031	3/6/2017	HUS	2,957	—	2,957
Sell	NZD	685,922	1/17/2017	JPM	11,687	—	11,687
Buy	GBP	234,032	12/13/2016	RBC	5,928	—	5,928
Sell	EUR	221,616	12/13/2016	RBC	6,898	—	6,898
Buy	CAD	314,358	1/25/2017	RBC	—	(2,383)	(2,383)
Sell	CAD	314,358	1/25/2017	RBC	5,685	—	5,685
Buy	GBP	56,304	12/2/2016	SCB	840	—	840
Buy	JPY	693,192	12/2/2016	SCB	—	(14,885)	(14,885)
Buy	EUR	57,232	12/2/2016	SCB	—	(2,748)	(2,748)
Sell	JPY	1,109,258	12/2/2016	SCB	104,792	—	104,792
Sell	RUB	441,781	12/15/2016	SCB	—	(279)	(279)

AMERICAN BEACON FLEXIBLE BOND FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	JPY	694,680	1/6/2017	SCB	$15,019	$—	$15,019
Sell	SGD	214,107	1/17/2017	SCB	6,037	—	6,037
Buy	RUB	435,386	2/22/2017	SCB	230	—	230
Buy	GBP	221,767	1/17/2017	SSB	1,537	—	1,537
Sell	GBP	451,052	1/17/2017	SSB	5,148	—	5,148
Sell	GBP	226,779	1/17/2017	SSB	—	(1,111)	(1,111)

					$1,734,294	$(651,119)	$1,083,175

Glossary

Counterparty Abbreviations:

BCC	Barclays Capital	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank, N.A.
BNP	BNP Paribas, N.A.	FOB	Credit Suisse Securities USA, LLC	MSC	Morgan Stanley & Co. Inc.
BOA	Bank of America, N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services
BRC	Barclays Bank PLC	GSC	Goldman Sachs Capital Markets	RBC	Royal Bank of Canada
CBK	Citibank, N.A.	GST	Goldman Sachs International	SCB	Standard Chartered Bank
DUB	Deutsche Bank AG	HUS	HSBC Bank USA	SSB	State Street Bank and Trust Company

Currency Abbreviations:

AUD	Australian Dollar	GBP	Pound Sterling	NZD	New Zealand Dollar
BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zolty
CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
CHF	Swiss Franc	IDR	Indonesian Rupiah	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Yuan Renminbi - Offshore	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Yuan Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
CZK	Czech Republic Koruna	MXN	Mexican Peso	USD	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro	NOK	Norwegian Krone

Index Abbreviations:

CDX HY	Credit Derivatives Index - High Yield	RPI	Retail Price Index	S&P	Standard & Poor’s 500 Index
EXT-CPI	Consumer Price Index, Excluding Tobacco

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:

CCP	Central Counterparty Clearing House	EPUT	European-style Put	LIBOR	London Interbank Offer Rate
CDS	Credit Default Swap	FN	Federal National Mortgage Association	OCC	Options Clearing Corporation
ECAL	European-style Call	IRS	Interest Rate Swap	TBA	To Be Announced

AMERICAN BEACON SiM HIGH YIELD OPPORTUNITIES FUND SM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
COMMON STOCK - 1.41%
ENERGY- 0.49%
Oil & Gas - 0.49%
Northern Blizzard Resources, Inc.	2,023,750	$5,619,435

FINANCIALS - 0.19%
Other Finance - 0.19%
Oslo Bors VPS Holdings ASA	215,488	2,176,723

MANUFACTURING - 0.09%
Basic Materials - 0.09%
CVR Partners LP A	198,118	980,685

REAL ESTATE - 0.33%
Mortage Real Estate Investment Trusts - 0.33%
Annaly Capital Management, Inc. B	359,000	3,668,980

TRANSPORTATION - 0.31%
Other Transportation - 0.31%
Knot Offshore Partners LP A	157,995	3,444,291

Total Common Stock (Cost $17,974,072)		15,890,114

	Principal Amount*
DOMESTIC BANK LOAN OBLIGATIONS - 1.81%
Consumer - 0.78%
North Atlantic Trading Co., Inc., 1st Lien Term Loan, 9.00%, Due 1/13/2020C	$4,626,886	4,580,617
North Atlantic Trading Co., Inc., 2nd Lien Term Loan, 11.50%, Due 7/13/2020C	4,200,000	4,168,500

		8,749,117

Transportation - 1.03%
Gol Luxco S.A., Term Loan, 6.50%, Due 8/31/2020 C	11,450,000	11,664,688

Total Domestic Bank Loan Obligations (Cost $20,127,799)		20,413,805

DOMESTIC CONVERTIBLE OBLIGATIONS - 1.38%
Finance - 0.62%
Encore Capital Group, Inc., 3.00%, Due 7/1/2020, Acquired 1/25/2016 – 8/30/2016, Cost $5,640,695 D	7,573,000	6,995,559

Transportation - 0.76%
Titan Machinery, Inc., 3.75%, Due 5/1/2019, Acquired 1/15/2014 – 8/11/2016, Cost $8,646,363 D	9,780,000	8,551,388

Total Domestic Convertible Obligations (Cost $14,251,058)		15,546,947

DOMESTIC OBLIGATIONS - 86.72%
Consumer - 9.02%
Constellation Brands, Inc.,
6.00%, Due 5/1/2022	9,000,000	10,237,500
4.25%, Due 5/1/2023	2,500,000	2,615,625
Hearthside Group Holdings LLC/Hearthside Finance Co., 6.50%, Due 5/1/2022E F	9,287,000	9,101,260
JBS USA LLC / JBS USA Finance, Inc., 5.875%, Due 7/15/2024E F	16,445,000	16,362,775
Kronos Acquisition Holdings, Inc., 9.00%, Due 8/15/2023F	11,150,000	11,038,500
Minerva Luxembourg S.A., 6.50%, Due 9/20/2026F	2,900,000	2,726,000
Post Holdings, Inc., 5.00%, Due 8/15/2026F	16,085,000	15,220,431
Simmons Foods, Inc., 7.875%, Due 10/1/2021F	23,220,000	23,510,250
TreeHouse Foods, Inc., 6.00%, Due 2/15/2024F	10,444,000	10,835,650

		101,647,991

Energy - 15.82%
California Resources Corp.,
5.50%, Due 9/15/2021	11,043,000	7,122,735
8.00%, Due 12/15/2022F G	7,974,000	6,379,200
Continental Resources, Inc., 5.00%, Due 9/15/2022	7,802,000	7,782,495
Denbury Resources, Inc., 5.50%, Due 5/1/2022	6,750,000	5,518,125
Ithaca Energy, Inc., 8.125%, Due 7/1/2019F	21,252,000	20,826,960
MEG Energy Corp., 7.00%, Due 3/31/2024F	34,943,000	30,487,768
Murphy Oil Corp.,
6.875%, Due 8/15/2024	1,799,000	1,893,448
7.05%, Due 5/1/2029	6,150,000	6,411,375
6.125%, Due 12/1/2042	11,166,000	10,077,315

AMERICAN BEACON SiM HIGH YIELD OPPORTUNITIES FUND SM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount*	Fair Value
Energy - 15.82% (continued)
Northern Blizzard Resources, Inc., 7.25%, Due 2/1/2022F	$27,347,000	$26,389,854
Northern Tier Energy LLC / Northern Tier Finance Corp., 7.125%, Due 11/15/2020E	13,975,000	14,516,531
Oasis Petroleum, Inc., 6.875%, Due 1/15/2023	6,033,000	6,183,825
Teine Energy Ltd., 6.875%, Due 9/30/2022F	15,687,000	16,000,740
Whiting Petroleum Corp., 5.75%, Due 3/15/2021	18,975,000	18,690,375

		178,280,746

Finance - 2.36%
Carlson Travel Holdings, Inc., 7.50%, Due 8/15/2019F H	13,075,000	12,878,875
DFC Finance Corp., 12.00%, Due 6/16/2020F	11,729,946	6,744,718
Iron Mountain US Holdings, Inc., 5.375%, Due 6/1/2026F	7,205,000	7,078,913

		26,702,506

Manufacturing - 23.59%
Actuant Corp., 5.625%, Due 6/15/2022	13,285,000	13,666,944
ATS Automation Tooling Systems, Inc., 6.50%, Due 6/15/2023F	15,239,000	15,772,365
Ball Corp., 4.00%, Due 11/15/2023	14,823,000	14,517,276
CBC Ammo LLC / CBC FinCo, Inc., 7.25%, Due 11/15/2021E F	13,003,000	12,710,433
Crown Americas LLC / Crown Americas Capital Corp., IV, 4.50%, Due 1/15/2023E	15,925,000	16,124,063
CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%, Due 6/15/2023F I	13,540,000	13,404,600
Engility Corp., 8.875%, Due 9/1/2024F	11,200,000	11,508,000
Kissner Holdings LP, 8.375%, Due 12/1/2022F I	22,605,000	22,491,975
Leidos, Inc., 7.125%, Due 7/1/2032	1,162,000	1,206,986
LSB Industries, Inc., 8.50%, Due 8/1/2019	13,897,000	12,854,724
Manitowoc Foodservice, Inc., 9.50%, Due 2/15/2024	18,221,000	20,771,940
MasTec, Inc., 4.875%, Due 3/15/2023	17,090,000	16,705,475
Microsemi Corp., 9.125%, Due 4/15/2023F	15,305,000	17,715,537
Qorvo, Inc., 7.00%, Due 12/1/2025	15,636,000	16,965,060
Sealed Air Corp., 5.125%, Due 12/1/2024F	7,612,000	7,726,180
Sensata Technologies BV, 4.875%, Due 10/15/2023F	16,705,000	17,164,220
Servicios Corporativos Javer S.A.P. de C.V., 9.875%, Due 4/6/2021F	7,673,000	7,726,711
Techniplas LLC, 10.00%, Due 5/1/2020E F	14,320,000	12,028,800
Titan International, Inc., 6.875%, Due 10/1/2020	15,195,000	14,739,150

		265,800,439

Service - 31.33%
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022	20,245,000	19,587,038
Churchill Downs, Inc., 5.375%, Due 12/15/2021	11,000,000	11,385,000
Constellis Holdings LLC / Constellis Finance Corp., 9.75%, Due 5/15/2020E F	17,350,000	17,610,250
DaVita HealthCare Partners, Inc., 5.00%, Due 5/1/2025	16,500,000	16,087,500
Envision Healthcare Corp., 5.125%, Due 7/1/2022F	12,750,000	12,558,749
Golden Nugget Escrow, Inc., 8.50%, Due 12/1/2021F	15,980,000	16,739,050
Halyard Health, Inc., 6.25%, Due 10/15/2022	16,935,000	17,316,038
HCA, Inc.,
4.75%, Due 5/1/2023	8,394,000	8,456,955
4.50%, Due 2/15/2027	9,441,000	8,898,143
IHS Markit, Ltd., 5.00%, Due 11/1/2022F	15,819,000	16,217,955
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022	17,159,000	14,628,048
LifePoint Health, Inc., 5.375%, Due 5/1/2024F	17,000,000	16,309,375
MGM Resorts International,
7.75%, Due 3/15/2022	14,355,000	16,400,588
6.00%, Due 3/15/2023	1,500,000	1,612,500
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, Due 5/15/2023E F	18,120,000	19,479,000
QVC, Inc., 4.45%, Due 2/15/2025	5,671,000	5,400,231
Select Medical Corp., 6.375%, Due 6/1/2021	13,460,000	12,913,120
Southern Graphics, Inc., 8.375%, Due 10/15/2020F	16,715,000	16,923,938
Station Casinos LLC, 7.50%, Due 3/1/2021E	14,637,000	15,332,257
Tenet Healthcare Corp., 4.50%, Due 4/1/2021	21,892,000	21,235,240
Univision Communications, Inc., 5.125%, Due 2/15/2025F	15,500,000	14,686,250
VeriSign, Inc., 5.25%, Due 4/1/2025	6,839,000	7,061,268
Viking Cruises Ltd., 8.50%, Due 10/15/2022F	17,680,000	18,033,600
Virgin Media Finance PLC,
6.375%, Due 4/15/2023F J	10,522,000	10,752,116
6.00%, Due 10/15/2024F J	17,100,000	17,185,500

		352,809,709

AMERICAN BEACON SiM HIGH YIELD OPPORTUNITIES FUND SM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

		Principal Amount*	Fair Value
Telecommunications - 2.38%
CPI International, Inc., 8.75%, Due 2/15/2018		$14,225,000	$14,296,125
DigitalGlobe, Inc., 5.25%, Due 2/1/2021F		12,540,000	12,540,000

			26,836,125

Transportation - 0.73%
Gol Linhas Aereas S.A., 10.75%, Due 2/12/2023F K		5,000,000	3,287,500
Gol LuxCo S.A., 9.50%, Due 7/20/2021, Acquired 9/18/2014 – 9/19/2014, Cost $4,178,136 D F K		1,824,000	1,596,000
United Continental Holdings, Inc., 6.00%, Due 12/1/2020		3,175,000	3,381,375

			8,264,875

Utilities - 1.48%
Energen Corp., 4.625%, Due 9/1/2021		16,599,000	16,723,493

Total Domestic Obligations (Cost $977,118,765)			977,065,884

FOREIGN CONVERTIBLE OBLIGATIONS - 0.09%
Consumer - 0.09%
Pescanova S.A.,
5.125%, Due 4/20/2017, Acquired 2/11/2013 – 2/24/2014, Cost $3,962,801D G K	EUR	7,450,000	552,711
8.75%, Due 2/17/2019, Acquired 10/1/2013 – 6/17/2016, Cost $6,113,636D G K O	EUR	6,600,000	489,651

Total Foreign Convertible Obligations (Cost $10,076,437)			1,042,362

FOREIGN OBLIGATIONS - 5.97%
Finance - 1.56%
Emma Delta Finance PLC,
8.50%, Due 10/15/2017, Acquired 10/1/2013 – 8/17/2015, Cost $6,601,991D F J	EUR	5,581,395	5,915,440
12.00%, Due 10/15/2017, Acquired 10/1/2013 – 6/7/2016, Cost $12,876,115D F J	EUR	10,250,000	11,569,584

			17,485,024

Service - 1.10%
William Hill PLC, 4.875%, Due 9/7/2023 J O	GBP	10,000,000	12,449,436

Sovereign - 1.73%
Greece, Hellenic Republic, 3.00%, Due 2/24/2023L M O	EUR	13,925,000	12,453,734
Mexican Bonos Desarr, 6.50%, Due 6/10/2021	MXN	147,500,000	7,040,014

			19,493,748

Transportation - 1.59%
Entertainment One Ltd., 6.875%, Due 12/15/2022F	GBP	3,600,000	4,843,494
Moto Finance PLC, 6.375%, Due 9/1/2020F J	GBP	9,975,000	12,984,937

			17,828,431

Total Foreign Obligations (Cost $73,586,067)			67,256,639

		Shares
SHORT-TERM INVESTMENTS - 0.90% (Cost $10,139,242)
Investment Companies - 0.90%
American Beacon U.S. Government Money Market Select Fund, Select ClassN		10,139,242	10,139,242

TOTAL INVESTMENTS - 98.28% (Cost $1,123,273,440)			1,107,354,993
OTHER ASSETS, NET OF LIABILITIES - 1.72%			19,331,045

TOTAL NET ASSETS - 100.00%			$1,126,686,038

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

AMERICAN BEACON SiM HIGH YIELD OPPORTUNITIES FUND SM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

A	MLP - Master Limited Partnership.
B	REIT - Real Estate Investment Trust.
C	Term Loan.
D	Illiquid Security. At period end, the amount of illiquid securities was $35,670,333 or 3.17% of net assets.
E	LLC - Limited Liability Company.
F	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $583,063,457 or 51.75% of net assets. The Fund has no right to demand registration of these securities.
G	Default Security. As period end, the amount of securities in default was $7,421,562 or 0.66% of net assets.
H	PIK - Payment in Kind.
I	LP - Limited Partnership.
J	PLC - Public Limited Company.
K	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $5,925,862 or 0.53% of net assets.
L	Variable rate.
M	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
N	The Fund is affiliated by having the same investment advisor.
O	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration.

Futures Contracts Open on November 30, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	Short	394	December 2016	$30,805,875	$1,827,383
Euro Currency Futures	Short	237	December 2016	31,415,831	1,992,806

				$62,221,706	$3,820,189

Top Ten Holdings (% Net Assets)
MEG Energy Corp., 7.000%, Due 3/31/2024, 144A		2.7
Northern Blizzard Resources, Inc., 7.250%, Due 2/1/2022, 144A		2.3
Simmons Foods, Inc., 7.875%, Due 10/1/2021, 144A		2.1
Kissner Holdings LP, 8.375%, Due 12/1/2022, 144A		2.0
Tenet Healthcare Corp., 4.500%, Due 4/1/21		1.9
Manitowoc Foodservice, Inc., 9.500%, Due 2/15/2024		1.8
Ithaca Energy, Inc., 8.125%, Due 7/1/2019, 144A		1.8
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022		1.7
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, Due 5/15/2023, 144A		1.7
Whiting Petroleum Corp., 5.750%, Due 3/15/2021		1.7

Total Fund Holdings	95

Sector Allocation (% Investments)
Service		33.0
Manufacturing		24.1
Energy		16.6
Consumer		10.1
Finance		4.6
Transportation		4.5
Telecommunications		2.4
Sovereign		1.8
Utilities		1.5
Short-Term Investments		0.9
Real Estate		0.3
Financials		0.2

AMERICAN BEACON SiM HIGH YIELD OPPORTUNITIES FUND SM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Country Allocation (% Investments)
United States	71.0
Canada	13.0
United Kingdom	4.9
Bermuda	3.1
Cyprus	1.6
Netherlands	1.6
Luxembourg	1.5
Mexico	1.3
Greece	1.1
Marshall Islands	0.3
Brazil	0.3
Norway	0.2
Spain	0.1

AMERICAN BEACON SOUND POINT FLOATING RATE INCOME FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
WARRANTS – 0.00% (Cost $0)
MATERIALS - 0.00%
Building Products – 0.00%
Euramax Holdings, Inc.A B	21	$—

COMMON STOCKS - 0.06% (Cost $36,380)
FINANCE - 0.06%
Other Finance - 0.06%
Aretec Group, Inc.A	15,975	127,800
RCS 2L EscrowA B	667	—

Total Finance		127,800

Total Common Stocks (Cost $36,380)		127,800

	Principal Amount
BANK LOAN OBLIGATIONS - 85.87%
Basic Materials - 0.40%
Moly-Cop, Inc., Bridge Term Loan, 0.375%, Due 11/23/2017 C	$813,000	813,000

Consumer - 6.15%
AMF Bowling Centers, Inc., 2nd Lien Term Loan, 11.00%, Due 2/16/2024C	339,000	342,390
AMF Bowling Centers, Inc., First Lien Term Loan, 6.00%, Due 8/17/2023C D	2,186,339	2,172,675
Amplfy Snack Brands Inc., First Lien Term Loan, 6.50%, Due 8/24/2023C D	465,000	454,538
ASP MSG Acquisition Co., Inc., Initial Term Loan, 6.00%, Due 8/16/2023C D	121,000	122,059
Candy Intermediate Holdings, Inc., Term Loan B, 5.50%, Due 6/15/2023C D	303,240	303,240
Chefs’ Warehouse, Inc., Delayed Draw Term Loan, 6.75%, Due 6/22/2022C D	41,246	40,971
Chobani LLC, Term Loan B, 5.25%, Due 10/7/2023C D E	287,000	290,051
Dairyland USA Corp., Term Loan, 6.75%, Due 6/22/2022C D	897,800	891,812
Dell Inc., Term Loan A3, 2.86%, Due 12/31/2018C D	1,000,000	997,500
Dell International LLC, Term Loan A2, 2.86%, Due 9/7/2021C D E	500,000	493,540
Floor and Decor Outlet of America, Term Loan, 5.25%, Due 9/30/2023C D	1,409,000	1,409,000
Give + Go Prepared Foods Corp., 1st Lien Term Loan, 6.50%, Due 7/29/2023C	573,000	572,283
KIK Custom Products, Inc., Term Loan B, 6.00%, Due 8/26/2022C D	1,074,657	1,075,334
Maple Holdings Acquisition Corp., Term Loan B, 5.25%, Due 3/3/2023C D	937,230	948,111
Raley’s, Term Loan, 7.25%, Due 5/18/2022C	852,247	852,247
Shearers Foods, Inc., Incremental Term Loan, 5.25%, Due 6/30/2021C D	249,372	250,307
Winnebago Industries, Inc., Term Loan, 5.50%, Due 10/28/2023C	1,166,000	1,160,905

		12,376,963

Energy - 1.84%
Energy Transfer Equity LP, Term Loan, 4.137%, Due 12/2/2019C F	1,000,000	1,000,280
Gulf Finance LLC, Term Loan B, 6.25%, Due 8/25/2023C D E	1,022,000	1,004,962
HFOTCO LLC, First Lien Term Loan B, 4.25%, Due 8/19/2021C D E	1,146,000	1,120,215
Navios Maritime Midstream Partners LP, Term Loan B, 5.50%, Due 6/18/2020C F	75,050	74,300
Western Refining, Inc., Term Loan B2, 5.50%, Due 6/23/2023C	507,728	507,728

		3,707,485

Finance - 9.78%
Amerilife Group LLC, First Lien Term Loan, 5.75%, Due 6/18/2022C E	160,526	155,710
Amerilife Group LLC, Second Lien Term Loan, 9.75%, Due 1/10/2023, Acquired 7/9/2015 – 2/5/2016, Cost $181,569C E G	186,000	180,420
Aptean Inc., Term Loan, 5.25%, Due 2/26/2020C D	330,458	330,045
Aretec Group, Inc., First Lien Term Loan, 8.00%, Due 11/23/2020C D	858,848	858,847
Ascensus, Inc., Term Loan, 5.50%, Due 12/3/2022C D	744,706	744,706
Asurion LLC, Term Loan B5, 4.75%, Due 11/3/2023C D E	733,000	737,713
Cision US Inc., Term Loan B, 7.00%, Due 6/16/2023C	321,195	310,156
Communications Sales & Leasing, Inc., Term Loan B, 4.50%, Due 10/24/2022C D	493,750	496,713
Confie Seguros Holding II Co., First Lien Term Loan B, 5.75%, Due 4/19/2022C D	1,483,000	1,470,957
Confie Seguros Holding II Co., Second Lien Term Loan B, 10.875%, Due 5/8/2019C D	649,000	628,719
Cunningham Lindsay U.S. Inc., First Lien Term Loan B, 5.00%, Due 12/10/2019C D	161,000	134,838
DTZ U. S. Borrower LLC, First Lien Term Loan, 4.25%, Due 11/4/2021C D E	462,000	460,559
Duff & Phelps Investment Management Co., 2nd Lien Term Loan, 9.50%, Due 4/23/2021C D	525,000	519,750
Emerald US, Inc., Term Loan, 5.00%, Due 5/9/2021, Acquired 5/16/2014, Cost $185,470C G	187,000	172,975
FHC Health Systems, Inc., Term Loan, 5.00%, Due 12/23/2021C D	624,484	607,310
First Eagle Investment Management LLC, Term Loan, 4.838%, Due 12/1/2022C D E	640,387	643,320
Henry Company LLC, Term Loan B, 5.50%, Due 10/5/2023C E	1,216,000	1,220,560

AMERICAN BEACON SOUND POINT FLOATING RATE INCOME FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount	Fair Value
Finance - 9.78% (continued)
Higginbotham & Associates LLC, Term Loan, 6.25%, Due 11/25/2021C E	$275,845	$275,156
Hyperion Insurance Group Ltd., Term Loan B, 5.50%, Due 4/29/2022C D	2,940,000	2,918,861
IG Investment Holdings LLC, Term Loan B, 6.00%, Due 10/29/2021C E	2,207,884	2,220,755
LBM Borrower LLC, First Lien Term Loan, 6.25%, Due 8/20/2022C D E H	134,909	133,645
Lonestar Intermediate Super Holdings, LLC, PIK Term Loan B, 10.00%, Due 8/31/2021C E H	1,550,000	1,562,602
NXT Capital, Inc., Term Loan, 5.50%, Due 11/22/2022C	519,000	519,000
Stratose Intermediate Holding II, Term Loan B, 6.00%, Due 1/21/2022C	992,500	992,500
UFC Holdings LLC, First Lien Term Loan, 5.00%, Due 8/18/2023C D E	364,000	366,144
UFC Holdings LLC, Second Lien Term Loan, 8.50%, Due 8/18/2024C E	1,000,000	1,020,000

		19,681,961

Manufacturing - 27.23%
4L Technologies, Inc., Term Loan B, 5.50%, Due 5/8/2020C D	489,489	461,955
Accudyne Industries Borrower SCA, Term Loan, 4.00%, Due 12/13/2019C D E	108,000	96,444
Accuride Corp., Term Loan B, 8.00%, Due 10/21/2023C	745,000	722,650
Aclara Technologies, Term Loan B, 6.75%, Due 8/17/2023C	688,000	694,880
Advanced Integration Technology LP, First Lien Term Loan, 6.50%, Due 7/22/2021C D F	316,000	316,000
AgroFresh, Inc., Term Loan, 5.75%, Due 6/30/2021C D	1,144,965	1,081,992
Alion Science and Technology Corp., Term Loan B, 5.50%, Due 8/19/2021C D	343,150	335,858
American Bath Group LLC, First Lien Term Loan, 6.75%, Due 9/30/2023C D E	1,261,000	1,257,848
Augusta Sportswear Group, Inc., Term Loan B, 5.50%, Due 10/26/2023C	674,278	674,703
Avantor Performance Materials Holdings, Inc., First Lien Term Loan, 6.00%, Due 6/21/2022C D	953,427	959,786
Avast Software BV, Initial Dollar Term Loan, 5.00%, Due 9/30/2022C D	455,000	459,436
Blackboard, Inc., First Lien Term Loan B4, 6.00%, Due 6/30/2021C D	1,152,000	1,142,646
Blount International, Inc., Initial Term Loan, 7.25%, Due 4/12/2023C D	438,500	443,981
Carauster Industries, Inc., Term Loan B, 8.00%, Due 5/1/2019C	123,931	125,687
Cengage Learning Acquisitions, Inc., Term Loan B, 5.25%, Due 6/7/2023C D	1,565,078	1,501,363
Central Security Group, Inc., First Lien Term Loan, 6.625%, Due 10/6/2020C D	151,371	146,830
CH Hold Corp., Term Loan A, 6.25%, Due 11/20/2019C	1,965,795	1,960,881
Charcoal Holdings LLC, First Lien Term Loan, 5.75%, Due 7/1/2023C E	450,000	452,813
Compuware Corp., Term Loan B1, 6.25%, Due 12/15/2019C D	474,026	473,580
Compuware Corp., Term Loan B2, 6.25%, Due 12/15/2021C D	1,648,539	1,648,952
Cortes NP Acquisition Corp., Term Loan B, 6.00%, Due 9/29/2023C	1,575,000	1,558,274
CPI Buyer LLC, First Lien Term Loan, 5.50%, Due 8/15/2021C D E	237,275	235,495
CT Technologies Intermediate Holdings, Inc., New Term Loan, 5.25%, Due 12/1/2021C D	52,338	50,113
DTI Holdco, Inc., Term Loan B, 6.25%, Due 9/21/2023C D	1,839,000	1,810,643
Duke Finance LLC, First Lien Term Loan, 7.00%, Due 10/28/2022C E	707,436	705,229
Eagleview Technology Corp., First Lien Term Loan, 5.25%, Due 7/22/2022C D	285,000	284,763
Eastman Kodak Co., First Lien Term Loan, 7.25%, Due 9/3/2019C D	1,370,344	1,373,770
Euramax International, Inc., Unsecured Term Loan, 16.00%, Due 2/6/2021, Acquired 3/26/2014 – 6/30/2016, Cost $262,306 C G H	272,472	201,629
Forterra Finance LLC, Term Loan B1, 6.00%, Due 10/18/2023C D E	1,595,000	1,593,803
Generation Brands Holdings, Inc., Term Loan, 6.00%, Due 6/10/2022C	554,610	554,610
Genesys Telecommunications Holdings Laboratories, Inc., Term Loan B, 6.25%, Due 11/17/2023C	2,500,000	2,512,500
Global Brass & Copper, Inc., Term Loan B, 5.25%, Due 7/18/2023C	2,000,000	2,020,000
Global Cash Access LLC, New Term Loan B, 6.25%, Due 12/18/2020C D E	1,186,042	1,146,511
Hi-Crush Partners LP, Term Loan B, 4.75%, Due 4/28/2021C D F	750,000	706,410
Hilex Poly Co., LLC, Term Loan B, 6.00%, Due 12/5/2021C E	659,218	659,877
Horizon Global Corp., Term Loan B, 7.00%, Due 6/30/2021C D	139,688	140,386
Huntsman International LLC, Repriced Term Loan B, Due 2023, 3.75%, Due 4/1/2023C E	644,000	646,821
Inteva Products LLC, Term Loan B, 9.75%, Due 9/8/2021C E	1,000,000	998,749
IQOR US, Inc., Second Lien Term Loan, 9.75%, Due 4/1/2022C D	46,667	36,517
Key Safety System, Inc., First Lien Term Loan, 5.50%, Due 8/29/2021C D	737,861	737,403
Kraton Polymers LLC, Initial Term Loan, 6.00%, Due 1/6/2022C D E	802,000	806,387
Marine Acquisition Corp., Term Loan, 5.25%, Due 1/30/2021C D	401,248	400,245
Mediware Info Systems, Inc., First Lien Term Loan, 5.75%, Due 9/28/2023C	267,000	268,335
Mirion Technologies, Inc., Term Loan B, 5.75%, Due 3/31/2022C D	825,012	800,262
Netsmart Technologies, Inc., 2nd Lien Term Loan, 10.50%, Due 10/5/2023C D	354,000	350,460
Netsmart Technologies, Inc.,Term Loan C 1, 5.50%, Due 4/19/2023C D	625,685	624,903
NN, Inc., Term Loan B, 5.00%, Due 10/19/2022C D	933,451	931,117
Novetta Solutions LLC, Term Loan, 6.00%, Due 10/16/2022C D E	475,408	452,826
Outerwall, Inc., First Lien Term Loan B, 5.25%, Due 9/27/2023C D	187,000	188,928
PGT, Inc., Term Loan, 6.75%, Due 2/16/2022C	488,843	485,787
PLZ Aeroscience Corp., Term Loan, 5.25%, Due 7/31/2022C	842,201	841,679

AMERICAN BEACON SOUND POINT FLOATING RATE INCOME FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount	Fair Value
Manufacturing - 27.23% (continued)
Precyse Acquisition Corp., Term Loan, 6.50%, Due 10/20/2022C D	$1,075,305	$1,082,702
Prolampac Intermediate, Inc., First Lien Term Loan, 5.00%, Due 11/18/2023C	750,000	754,373
Prolampac Intermediate, Inc., Second LienTerm Loan, 9.50%, Due 10/21/2024C	1,750,000	1,750,000
Q Holding Company, Term Loan B, 6.00%, Due 12/16/2021C D	281,978	279,510
Quickcrete Holdings, Inc., First Lien Term Loan, 4.00%, Due 11/15/2023C	1,728,000	1,731,888
Regit Eins GmbH, Term Loan B, 6.00%, Due 1/8/2021C D E H	1,026,506	1,018,807
Rocket Software, Inc., Term Loan, 5.25%, Due 10/14/2023C D	313,000	313,717
Safway Group Holdings LLC, Term Loan B, 5.75%, Due 8/19/2023C E	1,500,000	1,507,500
Sitel Worldwide Corp., Term Loan, 6.50%, Due 9/18/2021C	495,000	492,060
SolarWinds Holdings, Inc., Initial Term Loan, 5.50%, Due 2/5/2023C D	1,962,083	1,974,699
Stratus Technologies, Inc., First Lien Term Loan, 6.00%, Due 4/28/2021C D	179,351	174,419
Systems Maintenance Services I, 1st Lien Term Loan, 6.00%, Due 10/11/2023C	375,000	372,814
Tensar Corp., First Lien Term Loan, 5.75%, Due 7/9/2021C D	748,703	651,372
Tessera Technologies, Inc., Term Loan B, 4.00%, Due 11/3/2023C	324,000	323,394
TransDigm, Inc., Extended Term Loan F, 3.75%, Due 6/9/2023C D	1,497,500	1,500,315
TricorBraun, Inc., First Lien Delayed Draw Term Loan, 4.75%, Due 11/30/2023C K	90,909	90,834
TricorBraun, Inc., First Lien Term Loan, 4.75%, Due 11/30/2023C	909,091	908,336
U.S. Farathane LLC, Term Loan B 2, 5.75%, Due 12/23/2021C D E	595,725	595,356
Vantage Specialties, Inc., Term Loan B, 5.50%, Due 2/5/2021C D	196,506	195,893

		54,800,706

Service - 25.05%
21st Century Oncology Holdings, Inc., Term Loan, 7.125%, Due 4/30/2022C D	1,056,932	953,881
84 Lumber Company, Term Loan B, 6.75%, Due 10/4/2023C D	1,677,000	1,653,941
Active Networks, Inc., Term Loan B, 5.50%, Due 11/13/2020C	378,278	375,441
AF Borrower LLC, Second Lien Term Loan, 10.00%, Due 1/28/2023C E	49,000	48,816
AF Borrower LLC, Term Loan, 6.25%, Due 1/28/2022C E	531,167	532,830
Alvogen Pharmaceuticals U.S.A. Inc., Term Loan, 6.00%, Due 4/2/2022C D	760,981	745,761
Amaya Holdings B.V., First Lien Term Loan, 5.00%, Due 8/1/2021C	741,234	740,426
Ancestry.com Operations, Inc., First Lien Term Loan, 5.25%, Due 10/19/2023C D	545,000	545,910
Answers Corp., First Lien Syndicated Loans, 9.75%, Due 10/3/2021C D	160,345	88,190
AP NMT Acquisition BV, Term Loan B, 6.75%, Due 8/13/2021C D	743,442	683,037
Arbor Pharmaceuticals Inc., Term Loan B, 6.00%, Due 7/5/2023C	876,000	873,810
Ardent Legacy Acquisitions, Inc., Term Loan B, 6.50%, Due 8/4/2021C D	495,000	493,144
At Home Holding III, Inc., Term Loan, 5.00%, Due 6/3/2022C D	997,468	994,975
Auction.com LLC, Term Loan B, 6.00%, Due 5/12/2019C D E	262,995	262,995
BDF Acquisition Corp., First Lien Term Loan, 5.75%, Due 2/12/2021C D	398,820	396,327
Beasley Mezzanine Holdings LLC, Term Loan B, 7.00%, Due 9/27/2023C E	233,000	230,379
BioClinica, Inc., First Lien Term Loan, 5.25%, Due 10/20/2023C	563,000	560,185
CBS Radio Inc., Term Loan B, 4.50%, Due 10/17/2023C D	339,929	341,418
CDS US Intermediate Holding, Inc., Second Lien Term Loan, 9.25%, Due 7/10/2023C D	124,000	119,660
CDS US Intermediate Holdings, Inc., Term Loan, 5.00%, Due 7/8/2022C D	93,528	93,937
Ceasars Entertainment Resort Properties LLC, Term Loan B, 7.00%, Due 10/11/2020C D E	741,142	745,315
CWGS Group LLC, First Lien Term Loan B, 4.50%, Due 11/3/2023C E	1,319,000	1,330,541
Deluxe Entertainment Services, Group, Inc., Term Loan, 6.50%, Due 2/28/2020C D	1,289,990	1,260,424
Diamond Resorts International, Inc., Term Loan B, 7.00%, Due 8/11/2023C D	1,463,000	1,452,028
Encompass Digital Media, Inc., Term Loan, 5.50%, Due 6/6/2021C D	749,778	712,289
Extreme Reach, Inc., First Lien Term Loan B, 7.25%, Due 2/7/2020C D	456,996	460,994
Extreme Reach, Inc., Second Lien Term Loan, 11.00%, Due 1/24/2021C	217,000	206,601
Garda World Security Corp., Term Loan B, 4.00%, Due 11/6/2020C D	750,000	736,410
GCA Services Group, Inc., Term Loan, 5.75%, Due 3/1/2023C D	746,250	752,780
Genoa a QoL Healthcare Co. LLC, First Lien Term Loan, 4.75%, Due 10/28/2023C D E	338,000	336,733
Global Healthcare Exchange LLC, Term Loan, 5.25%, Due 8/15/2022C D E	1,130,213	1,135,299
Harbor Freight Tools USA, Inc., Initial Term Loan, 4.137%, Due 8/19/2023C D	762,090	768,126
Harbortouch Payments LLC, First Lien Term Loan, 5.75%, Due 10/11/2023C E	1,020,000	1,017,450
Highland Acquisitions Holdings LLC, Term Loan B, 6.50%, Due 11/17/2023C E	633,000	596,603
Hoffmaster Group, Inc., First Lien Term Loan, 5.50%, Due 10/25/2023C	650,000	650,000
Imagine Print Solutions Inc., Term Loan B, 7.00%, Due 3/30/2022C D	995,000	1,007,438
Infiltrator Systems, Inc., Term Loan, 9.75%, Due 5/19/2023C	1,005,818	1,005,818
Innovative Xcessories and Services, Term Loan B, 5.75%, Due 11/23/2022C	877,000	879,193
Jacks Family Restaurants, Inc., Term Loan, 5.75%, Due 7/1/2022C D	472,197	471,017
Jackson Hewitt, Inc., Term Loan B, 8.00%, Due 7/24/2020C D	266,560	255,564
Long Term Care Group Holdings Corp., Term Loan, 6.00%, Due 6/6/2020C D	354,821	333,532
LSC Communications, Inc., Term Loan B, 7.00%, Due 9/26/2022C D	267,000	263,663
McGraw-Hill Global Education Holdings LLC, Term Loan B, 5.00%, Due 5/4/2022C E	1,500,000	1,487,685

AMERICAN BEACON SOUND POINT FLOATING RATE INCOME FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount	Fair Value
Service - 25.05% (continued)
MergerMarket USA, Inc., Initial Term Loan, 4.50%, Due 2/4/2021C D	$180,375	$176,768
Merrill Communications LLC, Term Loan, 6.25%, Due 6/1/2022C D E	43,418	41,247
Miller Heiman, Inc., Incremental Term Loan, 7.00%, Due 9/30/2019C D	116,767	61,302
Miller Heiman, Inc., Term Loan B, 7.00%, Due 9/30/2019C D	68,769	36,104
Mission Broadcasting, Inc., Term Loan B2, 3.00%, Due 9/26/2023C	134,264	134,834
Mister Car Wash Holdings, Inc., Term Loan B, 5.00%, Due 8/21/2021C D	349,129	347,673
Mohegan Tribal Gaming Authority, Term Loan B, 5.50%, Due 9/28/2023C D	1,434,000	1,431,605
MSX International, Inc., Term Loan, 6.00%, Due 8/21/2020C D	750,000	749,063
Navex Global, Inc., First Lien Term Loan, 5.99%, Due 11/19/2021C D	10,805	10,643
NEP / NCP Holdco Inc., Incremental Term Loan, 4.25%, Due 1/22/2020C D	104,732	104,295
NEP Supershooters LP, Second Lien Term Loan, 10.00%, Due 7/22/2020C D F	840,000	840,000
New Millennium Holdco Inc., Term Loan, 7.50%, Due 12/21/2020C D	1,003,814	567,155
Nexstar Broadcasting, Inc., Bridge Term Loan, 8.50%, Due 3/28/2017C	474,000	474,000
Nextstar Broadcasting, Inc., Term Loan B, 3.00%, Due 9/21/2023C	1,506,736	1,513,140
NMSC Holdings Inc., 1st Lien Term Loan, 6.00%, Due 4/19/2023C	233,578	234,746
PAE Holding Corp., First Lien Term Loan, 6.50%, Due 10/6/2022C	1,653,000	1,648,868
Playpower, Inc., First Lien Term Loan, 5.75%, Due 6/23/2021C	150,534	149,405
ProQuest LLC, First Lien Term Loan B, 5.75%, Due 10/24/2021C D E H	1,241,150	1,240,119
Quincy Newspapers, Inc., Term Loan B, 5.50%, Due 10/13/2022C D	223,322	223,601
Quorum Health Corp., Term Loan, 6.75%, Due 4/29/2022C D	994,247	957,171
Research Now Group, Inc., Second Lien Term Loan, 9.75%, Due 3/18/2022C D	48,000	46,080
Ryan LLC, Term Loan B, 6.75%, Due 8/7/2020C E	1,077,135	1,066,363
SiteOne Landscape Supply Holdings, Inc., Term Loan B, 6.25%, Due 4/29/2022C D	366,160	368,449
St. Georges University Scholastic Service, Term Loan, 6.25%, Due 7/6/2022C D	1,399,000	1,402,498
Sterling Infosystems, Inc., First Lien Term Loan B, 5.75%, Due 6/20/2022C D	1,247,480	1,241,243
SurveyMonkey.com LLC, Term Loan B, 6.25%, Due 2/5/2019C E	955,985	963,155
TouchTunes Interactive Network, Inc., First Lien Term Loan, 5.75%, Due 5/29/2021C D	152,075	151,695
Tweddle Group, Inc., Term Loan, 7.00%, Due 10/24/2022C	1,225,000	1,200,500
USAGM Holdco LLC, Amendment Delayed Draw Term Loan, 5.50%, Due 7/28/2022C D E K	141,060	141,975
USAGM Holdco LLC, Incremental Term Loan, 5.50%, Due 7/28/2022C D E	710,940	715,562
USS Parent Holding Corp., Delayed Draw Term Loan, 5.50%, Due 7/26/2023C K	23,572	23,572
USS Parent Holding Corp., Term Loan, 5.50%, Due 7/26/2023C	160,410	160,409
Valeant Pharmaceuticals International, Inc., Term Loan Series E Tranche B, 5.25%, Due 8/5/2020C D	1,000,000	987,500
Verisk Analytics, Inc., First Lien Term Loan, 6.00%, Due 5/10/2023C	785,033	780,126
Vestcom International Inc., Term Loan, 5.25%, Due 9/30/2021C D	307,666	306,897
Vizient, Inc., Term Loan B, 5.00%, Due 2/13/2023C D	782,827	789,676
WD Wolverine Holdings LLC, 1st Lien Term Loan B, 6.50%, Due 9/22/2023C E	547,000	530,590

		50,418,595

Telecommunications - 8.78%
ConvergeOne Holdings Corp., First Lien Term Loan, 6.375%, Due 6/17/2020C D	1,140,745	1,135,042
Emerging Markets Communications LLC, First Lien Term Loan, 6.75%, Due 7/1/2021C D E	617,956	589,116
Fairpoint Communications, Inc., Refi Term Loan, 7.50%, Due 2/14/2019C D	1,141,268	1,146,974
Global Tel Link Corp., Term Loan, 5.00%, Due 5/23/2020C	2,590,691	2,553,462
Global Tel Link Corp., Second Lien Term Loan, 9.00%, Due 11/23/2020C	1,288,000	1,246,140
Infoblox, Inc., Term Loan, 6.00%, Due 11/1/2023C	1,500,000	1,473,120
Internap Network Services Corp., Term Loan, 7.00%, Due 11/26/2019C	1,244,882	1,185,750
Polycom, Inc., First Lien Term Loan, 7.50%, Due 9/27/2023C	1,571,000	1,541,544
RCN Corp, Bridge Term Loan, 1.00%, Due 10/19/2017B C	1,230,000	1,230,000
Sable International Finance Ltd. /Coral US Co-Borrower LLC, Term Loan B1, 5.588%, Due 12/30/2022C E	550,000	554,615
Sable International Finance Ltd. /Coral US Co-Borrower LLC, Term Loan B2, 5.83%, Due 12/30/2022C E	450,000	453,776
Securus Technologies Holdings, Inc., Incremental Term Loan B2, 5.25%, Due 4/30/2020C D	250,000	246,563
Securus Technologies, Inc., Second Lien Term Loan, 9.00%, Due 4/30/2021C D	846,000	818,505
Securus Technologies, Inc., Term Loan, 4.75%, Due 4/30/2020C D	1,462,630	1,442,518
TeleNet International Finance Sarl, Term Loan AF, 3.549%, Due 1/31/2025C	645,000	643,710
Telesat Canada, Term Loan B, 4.50%, Due 11/7/2023C	651,000	651,540
Xplornet Communications, Inc., Term Loan B, 7.00%, Due 9/9/2021C	755,000	758,775

		17,671,150

Transportation - 3.67%
ABB Concise Optical Group LLC, Term Loan B, 6.00%, Due 6/15/2023C D E	397,000	399,481
G III Apparel Group Ltd., First LienTerm Loan B, 6.25%, Due 9/27/2022C D	1,522,000	1,517,251
Goodpack Ltd, Term Loan B, 4.985%, Due 9/9/2021C D	1,500,000	1,473,750

AMERICAN BEACON SOUND POINT FLOATING RATE INCOME FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Principal Amount	Fair Value
Transportation - 3.67% (continued)
Gruden Acquisitions, Inc., First Lien Term Loan, 5.75%, Due 8/18/2022C D	$884,427	$826,939
Navios Maritime Partners LP, Term Loan, 5.25%, Due 6/27/2018C D F	686,488	631,569
O2 Partners LLC, Term Loan B, 6.00%, Due 10/4/2022C E	584,000	582,540
Sirva Worldwide, Inc., Term Loan, 6.25%, Due 11/14/2022C	2,000,000	1,955,000

		7,386,530

Utilities - 2.97%
Astoria Energy LLC, Term Loan B, 5.00%, Due 12/24/2021C D E	1,081,584	1,062,656
EFS Cogen Holdings I LLC, Term Loan B, 5.25%, Due 6/28/2023C D E	1,382,511	1,395,991
Entergy Rhode Island State Energy LP, Term Loan B, 5.75%, Due 12/17/2022C D F	150,860	149,351
Invenergy Thermal Operating I LLC, Term Loan B, 6.50%, Due 10/19/2022C D E	484,487	463,897
Primeline Utility Services LLC, Term Loan, 6.50%, Due 11/12/2022C D E	165,580	165,063
Southeast Powergen LLC, Term Loan B, 4.50%, Due 12/2/2021C D E	1,500,000	1,477,500
Tex Operations Co. LLC, Term Loan, 5.00%, Due 8/4/2023C D E	644,100	650,006
Tex Operations Co. LLC, Term Loan C, 5.00%, Due 8/4/2023C D E	146,900	148,247
Western Generation Partners LLC, Term Loan B, 5.00%, Due 10/25/2023C E	465,000	466,744

		5,979,455

Total Bank Loan Obligations (Cost $172,374,388)		172,835,845

CORPORATE OBLIGATIONS - 0.97%
Service - 0.97%
Cengage Learning, Inc., 9.50%, Due 6/15/2024I	809,000	705,853
Constellis Holdings LLC / Constellis Finance Corp., 9.75%, Due 5/15/2020E I	1,219,000	1,237,285

Total Corporate Obligations (Cost $2,016,069)		1,943,138

	Shares
SHORT-TERM INVESTMENTS - 30.33% (Cost $61,052,503)
American Beacon U.S. Government Money Market Select Fund, Select ClassJ	61,052,503	61,052,503

TOTAL INVESTMENTS - 117.23% (Cost $235,479,340)		235,959,286
LIABILITIES, NET OF OTHER ASSETS - (17.23%)		(34,673,217)

TOTAL NET ASSETS - 100.00%		$201,286,069

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,230,000 or 0.61% of net assets.
C	Term Loan.
D	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
E	LLC - Limited Liability Company.
F	LP - Limited Partnership.
G	Illiquid Security. At period end, the amount of illiquid securities was $555,024 or 0.28% of net assets.
H	PIK - Payment in Kind.
I	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,943,138 or 0.97% of net assets. The Fund has no right to demand registration of these securities.
J	The Fund is affiliated by having the same investment advisor.
K	All or a portion of this security is an unfunded loan commitment. At period end, the amount of unfunded loan commitments was $176,823 or 0.09% of net assets.

AMERICAN BEACON SOUND POINT FLOATING RATE INCOME FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)
Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, Due 4/29/2022		1.5
Global Tel Link Corp., Term Loan, 5.000%, Due 5/23/2020		1.3
Genesys Telecommunications Holdings Laboratories, Inc., Term Loan B, 6.250%, Due 11/17/2023		1.2
IG Investment Holdings LLC, Term Loan B, 6.000%, Due 10/29/2021		1.1
AMF Bowling Centers, Inc., First Lien Term Loan, 6.000%, Due 8/17/2023		1.1
CH Hold Corp., Term Loan A, 6.250%, Due 11/20/2019		1.0
Global Brass & Copper, Inc., 2016 Term Loan B, 5.250%, Due 7/18/2023		1.0
Sirva Worldwide, Inc., Term Loan, 6.250%, Due 11/14/2022		1.0
SolarWinds Holdings, Inc., Initial USD Term Loan, 5.500%, Due 2/5/2023		1.0
DTI Holdco, Inc., 2016 Term Loan B, 1.000%, Due 9/21/2023		0.9

Total Fund Holdings	238

Sector Weightings (% Investments)
Manufacturing		27.3
Service		25.8
Cash Equivalent		12.8
Finance		9.8
Telecom		8.2
Consumer		6.2
Transportation		3.7
Electric		3.0
Energy		1.8
Other		0.9
Basic Materials		0.5

AMERICAN BEACON THE LONDON COMPANY INCOME EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
COMMON STOCK - 93.69%
CONSUMER DISCRETIONARY - 10.01%
Commercial Services - 1.79%
H&R Block, Inc.	906,230	$20,082,057

Hotels, Restaurants & Leisure - 4.08%
Carnival Corp.	888,110	45,657,736

Leisure Equipment & Products - 2.17%
Hasbro, Inc.	283,837	24,236,841

Specialty Retail - 1.97%
Lowe’s Cos., Inc.	312,568	22,051,672

Total Consumer Discretionary		112,028,306

CONSUMER STAPLES - 16.17%
Beverages - 5.99%
Coca-Cola Co.	898,027	36,235,390
Diageo PLC, Sponsored ADRA B	304,360	30,813,406

		67,048,796

Food Products - 3.63%
General Mills, Inc.	666,170	40,596,400

Tobacco - 6.55%
Altria Group, Inc.	793,080	50,701,604
Reynolds American, Inc.	416,184	22,515,554

		73,217,158

Total Consumer Staples		180,862,354

ENERGY - 4.88%
Oil & Gas - 4.88%
Chevron Corp.	262,634	29,299,449
Kinder Morgan, Inc.	1,140,825	25,326,315

Total Energy		54,625,764

FINANCIALS - 14.62%
Diversified Financials - 8.65%
BlackRock, Inc., Class A	106,012	39,308,189
Wells Fargo & Co.	1,088,163	57,585,586

		96,893,775

Insurance - 5.97%
Berkshire Hathaway, Inc., Class BC	153,890	24,228,442
Cincinnati Financial Corp.	554,341	42,540,128

		66,768,570

Total Financials		163,662,345

HEALTH CARE - 9.16%
Pharmaceuticals - 9.16%
Eli Lilly & Co.	439,438	29,495,079
Merck & Co., Inc.	654,543	40,051,486
Pfizer, Inc.	1,025,923	32,973,165

Total Health Care		102,519,730

INDUSTRIALS - 13.92%
Aerospace & Defense - 5.20%
General Dynamics Corp.	331,525	58,132,909

Industrial Conglomerates - 4.49%
General Electric Co.	1,634,640	50,281,526

AMERICAN BEACON THE LONDON COMPANY INCOME EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
Transportation & Logistics - 4.23%
Norfolk Southern Corp.	444,570	$47,328,922

Total Industrials		155,743,357

INFORMATION TECHNOLOGY - 14.65%
Communications Equipment - 2.95%
Cisco Systems, Inc.	1,108,680	33,060,838

IT Consulting & Services - 2.58%
Paychex, Inc.	489,021	28,827,788

Semiconductor Equipment & Products - 2.88%
Intel Corp.	928,801	32,229,395

Software - 6.24%
CA, Inc.	1,104,580	35,302,377
Microsoft Corp.	572,118	34,475,831

		69,778,208

Total Information Technology		163,896,229

MATERIALS - 4.13%
Chemicals - 4.13%
Mosaic Co.	687,030	19,511,652
NewMarket Corp.	63,951	26,757,738

Total Materials		46,269,390

TELECOMMUNICATION SERVICES - 2.93%
Diversified Telecommunication Services - 2.93%
Verizon Communications, Inc.	657,959	32,832,154

UTILITIES - 3.22%
Electric - 3.22%
Dominion Resources, Inc.	212,028	15,539,532
Duke Energy Corp.	277,681	20,484,527

Total Utilities		36,024,059

Total Common Stock (Cost $961,106,415)		1,048,463,688

SHORT-TERM INVESTMENTS - 5.52% (Cost $61,822,415)
American Beacon U.S. Government Money Market Select Fund, Select ClassD	61,822,416	61,822,416

TOTAL INVESTMENTS - 99.21% (Cost $1,022,928,831)		1,110,286,104
OTHER ASSETS, NET OF LIABILITIES - 0.79%		8,866,092

TOTAL NET ASSETS - 100.00%		$1,119,152,196

Percentages are stated as a percent of net assets.

A	PLC - Public Limited Company.
B	ADR - American Depositary Receipt.
C	Non-income producing security.
D	The Fund is affiliated by having the same investment advisor.

AMERICAN BEACON THE LONDON COMPANY INCOME EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Futures Contracts Open on November 30, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	525	December 2016	$57,718,500	$1,208,661

				$57,718,500	$1,208,661

Top Ten Holdings (% Net Assets)
General Dynamics Corp.		5.2
Wells Fargo & Co.		5.2
Altria Group, Inc.		4.5
General Electric Co.		4.5
Norfolk Southern Corp.		4.2
Carnival Corp.		4.1
Cincinnati Financial Corp.		3.8
General Mills, Inc.		3.6
Merck & Co., Inc.		3.6
BlackRock, Inc.		3.5

Total Fund Holdings	31

Sector Allocation (% Equities)
Consumer Staples		17.3
Financials		15.6
Information Technology		15.6
Industrials		14.9
Consumer Discretionary		10.7
Healthcare		9.8
Energy		5.2
Materials		4.4
Utilities		3.4
Telecommunication Services		3.1

AMERICAN BEACON ZEBRA SMALL CAP EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
COMMON STOCK - 97.16%
CONSUMER DISCRETIONARY - 12.74%
Auto Components - 1.60%
Cooper-Standard Holding, Inc.A	2,990	$285,007
Standard Motor Products, Inc.	2,490	124,351
Stoneridge, Inc.A	4,612	73,192
Strattec Security Corp.	576	22,406

		504,956

Automobiles - 0.32%
Hyster-Yale Materials Handling, Inc.	1,579	101,940

Hotels, Restaurants & Leisure - 0.61%
ILG, Inc.	7,509	135,688
Monarch Casino & Resort, Inc.A	2,213	55,059

		190,747

Household Durables - 2.08%
Bassett Furniture Industries, Inc.	1,123	32,623
CSS Industries, Inc.	1,190	32,356
Flexsteel Industries, Inc.	1,042	57,185
Haverty Furniture Companies, Inc.	2,309	49,874
HNI Corp.	5,610	296,040
Hooker Furniture Corp.	1,478	40,350
Kimball International, Inc., Class B	4,130	61,950
Libbey Glass, Inc.	3,130	59,877
Lifetime Brands, Inc.	1,537	25,668

		655,923

Internet & Catalog Retail - 1.58%
HSN, Inc.	7,456	284,074
Insight Enterprises, Inc.A	5,362	187,777
Systemax, Inc.	3,036	26,231

		498,082

Leisure Equipment & Products - 1.47%
Allegiant Travel Co.	1,493	243,956
Escalade, Inc.	2,423	33,316
Johnson Outdoors, Inc., Class A	1,110	46,398
Malibu Boats, Inc., Class AA	2,258	41,096
Marine Products Corp.	4,781	54,121
Sportsman’s Warehouse Holdings, Inc.A	4,873	43,857

		462,744

Multiline Retail - 0.51%
Fox Factory Holding Corp.A	4,789	120,204
Stein Mart, Inc.	8,043	40,054

		160,258

Specialty Retail - 2.63%
America’s Car-Mart, Inc.A	886	40,357
Buckle, Inc.B	6,638	167,941
Caleres, Inc.	4,873	159,542
Cato Corp., Class A	2,772	82,051
Essendant, Inc.	5,862	113,547
Liberty Tax, Inc.	2,755	33,887
PC Connection, Inc.	4,076	109,400
Shoe Carnival, Inc.	2,351	61,385
Winmark Corp.	541	62,080

		830,190

Textiles & Apparel - 1.94%
Columbia Sportswear Co.	8,145	463,206
Perry Ellis International, Inc.	2,262	57,726

AMERICAN BEACON ZEBRA SMALL CAP EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
Textiles & Apparel - 1.94% (continued)
Superior Uniform Group, Inc.	1,898	$36,423
Weyco Group, Inc.	1,837	52,850

		610,205

Total Consumer Discretionary		4,015,045

CONSUMER STAPLES - 3.50%
Consumer Products - 0.61%
National Beverage Corp.B	3,800	191,862

Food & Drug Retailing - 1.37%
SpartanNash Co.	5,823	210,851
Village Super Market, Inc., Class A	1,737	59,978
Weis Markets, Inc.	2,884	160,639

		431,468

Food Products - 0.77%
Alico, Inc.	1,247	34,043
Farmer Brothers Co.A	1,807	62,974
Seaboard Corp.	36	147,348

		244,365

Household Products - 0.10%
Oil-Dri Corp of America	782	31,053

Personal Products - 0.65%
Nature’s Sunshine Products, Inc.	2,312	34,911
Revlon, Inc., Class AA	6,153	170,746

		205,657

Total Consumer Staples		1,104,405

ENERGY - 1.24%
Energy Equipment & Services - 0.17%
Matrix Service Co.A	2,557	53,313

Oil & Gas - 1.07%
CVR Energy, Inc.	7,658	128,118
Dorian LPG Ltd.A	23,202	161,950
Evolution Petroleum Corp.	5,590	47,236

		337,304

Total Energy		390,617

FINANCIALS - 21.26%
Banks - 12.34%
1st Source Corp.	2,593	102,060
American National Bankshares, Inc.	1,152	35,885
BancFirst Corp.	1,737	142,347
Bryn Mawr Bank Corp.	1,770	65,136
Camden National Corp.	1,915	74,589
Century Bancorp, Inc., Class A	879	47,774
Citizens & Northern Corp.	1,166	27,809
CNB Financial Corp.	2,057	47,846
Community Trust Bancorp, Inc.	1,709	72,205
ConnectOne Bancorp, Inc.	3,750	88,125
Enterprise Bancorp, Inc.	1,390	43,855
Enterprise Financial Services Corp.	2,159	82,906
Fidelity Southern Corp.	3,309	73,791
First Bancorp	3,158	78,950
First Bancorp, Inc.	1,642	47,651
First Busey Corp.	3,376	92,536
First Business Financial Services, Inc.	1,191	26,142
First Citizens BancShares, Inc., Class A	1,575	561,283
First Community Bancshares, Inc.	1,988	56,062
First Financial Corp.	1,268	58,074
First Merchants Corp.	4,425	151,910

AMERICAN BEACON ZEBRA SMALL CAP EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
Banks - 12.34% (continued)
German American Bancorp, Inc.	1,337	$63,427
Great Southern Bancorp, Inc.	2,407	119,508
Green Bancorp, Inc.A	4,622	57,775
Heritage Financial Corp.	3,096	70,124
Horizon Bancorp	2,031	46,266
International Bancshares Corp.	8,758	340,905
Lakeland Bancorp, Inc.	5,006	87,855
MainSource Financial Group, Inc.	2,205	67,407
Mercantile Bank Corp.	1,771	58,107
National Bankshares, Inc.B	1,098	39,638
Nicolet Bankshares, Inc.A	760	33,569
OceanFirst Financial Corp.	2,399	56,904
Penns Woods Bancorp, Inc.	656	31,042
QCR Holdings, Inc.	1,409	53,753
Republic Bancorp, Inc., Class A	2,545	94,241
S&T Bancorp, Inc.	4,022	142,339
Sierra Bancorp	1,376	31,442
Stock Yards Bancorp, Inc.	2,034	83,801
Trico Bancshares	2,314	72,336
Univest Corp of Pennsylvania	2,193	62,610
Washington Trust Bancorp, Inc.	1,953	99,505
WesBanco, Inc.	4,209	167,813
West Bancorporation, Inc.	1,600	35,600

		3,892,903

Diversified Financials - 2.99%
Cohen & Steers, Inc.	4,313	153,543
Diamond Hill Investment Group, Inc.	341	71,303
Flagstar Bancorp, Inc.A	6,417	180,831
GAMCO Investors, Inc., Class A	4,524	138,570
Heartland Financial USA, Inc.	3,049	130,650
HomeStreet, Inc.	3,249	94,383
MidWestOne Financial Group, Inc.	1,194	39,987
PennyMac Financial Services, Inc., Class AA	3,682	64,067
Westwood Holdings Group, Inc.	1,137	67,515

		940,849

Insurance - 5.93%
Atlas Financial Holdings, Inc.A	1,422	24,032
Baldwin & Lyons, Inc., Class B	1,785	47,303
Crawford & Co., Class B	7,221	95,389
Donegal Group, Inc., Class A	4,261	68,389
EMC Insurance Group, Inc.	3,004	82,940
Enstar Group Ltd.A	2,114	415,718
Hallmark Financial Services, Inc.A	2,630	28,062
Maiden Holdings Ltd.	7,486	115,285
National General Holdings Corp.	15,908	359,362
National Western Life Group, Inc., Class A	649	169,675
Selective Insurance Group, Inc.	7,782	319,840
United Fire Group, Inc.	3,211	145,779

		1,871,774

Total Financials		6,705,526

HEALTH CARE - 11.70%
Biotechnology - 2.26%
Acorda Therapeutics, Inc.A	3,170	65,936
Five Prime Therapeutics, Inc.A	1,313	75,524
Genomic Health, Inc.A	1,981	60,282
Luminex Corp.A	4,655	94,636
MiMedx Group, Inc.A B	7,658	72,597
Myriad Genetics, Inc.A	4,587	76,557

AMERICAN BEACON ZEBRA SMALL CAP EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
Biotechnology - 2.26% (continued)
PDL BioPharma, Inc.	79,589	$174,300
RTI Surgical, Inc.A	6,729	19,514
SciClone Pharmaceuticals, Inc.A	7,285	72,486

		711,832

Health Care Equipment & Supplies - 3.67%
Atrion Corp.	175	85,855
Computer Programs and Systems, Inc.B	1,999	48,076
CONMED Corp.	2,727	118,843
CryoLife, Inc.A	1,838	36,117
Exactech, Inc.A	1,500	37,650
Hillenbrand, Inc.	6,325	221,375
iRadimed Corp.A	2,586	28,575
LeMaitre Vascular, Inc.	1,573	35,660
Masimo Corp.	3,893	240,859
Meridian Bioscience, Inc.	4,705	81,397
Nutraceutical International Corp.	1,104	35,604
Orthofix International N.V.A	1,380	51,985
Surmodics, Inc.A	1,392	33,338
Utah Medical Products, Inc.	529	36,078
Vascular Solutions, Inc.A	1,171	64,522

		1,155,934

Health Care Providers & Services - 4.31%
Addus HomeCare Corp.A	4,413	153,131
Air Methods Corp.	5,864	191,753
Almost Family, Inc.	1,370	55,074
Cantel Medical Corp.	3,166	258,251
Corvel Corp.A	2,363	76,089
Ensign Group, Inc.	7,548	163,188
LHC Group, Inc.A	3,007	126,473
National Healthcare Corp.	2,126	145,844
National Research Corp., Class A	2,566	41,056
Nobilis Health Corp.A B	11,178	26,268
Omnicell, Inc.A	3,427	122,858

		1,359,985

Pharmaceuticals - 1.46%
Corcept Therapeutics, Inc.A	6,936	58,193
Emergent BioSolutions, Inc.A	2,282	61,066
Insys Therapeutics, Inc.A B	4,888	57,630
Phibro Animal Health Corp.	4,488	123,195
Sucampo Pharmaceuticals, Inc., Class AA	4,046	65,748
Synutra International, Inc.A B	18,131	93,375

		459,207

Total Health Care		3,686,958

INDUSTRIALS - 17.02%
Aerospace & Defense - 0.45%
Kaman Corp.	2,932	142,847

Building Products - 1.38%
AAON, Inc.	2,849	93,732
Caesarstone Ltd.	2,382	64,790
Omega Flex, Inc.	1,192	53,318
Patrick Industries, Inc.A	1,450	103,458
Ply Gem Holding, Inc.A	7,872	120,048

		435,346

Commercial Services & Supplies - 9.65%
Aceto Corp.	4,262	87,073
American Public Education, Inc.A	2,896	66,898
Bridgepoint Education, Inc.A	3,731	37,907
Capella Education Co.	1,001	87,337
Convergys Corp.	11,353	293,702

AMERICAN BEACON ZEBRA SMALL CAP EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
Commercial Services & Supplies - 9.65% (continued)
CSG Systems International, Inc.	3,267	$145,382
Deluxe Corp.	5,533	374,584
Franklin Covey Co.A	1,528	31,782
Herman Miller, Inc.	8,244	267,930
Interface, Inc.	6,784	118,042
Kelly Services, Inc., Class A	6,063	122,109
Kforce, Inc.	3,567	78,831
Marlin Business Services Corp.	1,707	34,737
Monotype Imaging Holdings, Inc.	3,453	67,679
PHI, Inc.A C	3,322	50,229
Resources Connection, Inc.	3,972	63,949
Steelcase, Inc., Class A	16,173	251,490
Strayer Education, Inc.A	1,044	76,452
TeleTech Holdings, Inc.	6,137	176,439
TRC Co., Inc.A	6,239	60,518
TrueBlue, Inc.A	6,559	137,411
West Corp.	17,145	409,080

		3,039,561

Construction & Engineering - 0.08%
Hill International, Inc.A	6,193	24,772

Electrical Equipment - 1.22%
Chase Corp.	1,241	100,025
II-VI, Inc.	8,130	245,525
Preformed Line Products Co.	724	40,501

		386,051

Industrial Conglomerates - 0.91%
ICF International, Inc.A	2,067	114,408
Park-Ohio Industries, Inc.	2,543	107,188
RPX Corp.A	6,303	65,866

		287,462

Machinery - 1.82%
Alamo Group, Inc.	1,449	105,878
Altra Industrial Motion Corp.	2,852	99,820
Columbus McKinnon Corp.	3,732	98,226
Hurco Co., Inc.	790	25,754
Kadant, Inc.	1,066	66,732
Miller Industries, Inc.	1,209	30,830
Tennant Co.	1,488	111,749
Xerium Technologies, Inc.A	5,597	33,582

		572,571

Road & Rail - 0.16%
PAM Transportation Services, Inc.	2,015	49,952

Trading Companies & Distributors - 0.65%
Rush Enterprises, Inc., Class BA	3,155	87,173
Veritiv Corp.A	2,509	117,547

		204,720

Transportation & Logistics - 0.70%
Costamare, Inc.B	24,887	143,349
Universal Truckload Services, Inc.	5,441	77,262

		220,611

Total Industrials		5,363,893

INFORMATION TECHNOLOGY - 15.75%
Communications Equipment - 0.92%
Anixter International, Inc.	2,114	165,209
Bel Fuse, Inc., Class B	2,671	78,260
Black Box Corp.	3,094	47,493

		290,962

AMERICAN BEACON ZEBRA SMALL CAP EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
Computers & Peripherals - 0.18%
Avid Technology, Inc.A	7,178	$30,219
Datalink Corp.A	2,390	26,768

		56,987

Electronic Equipment & Instruments - 3.26%
AVX Corp.	21,261	322,955
CTS Corp.	3,614	79,869
ePlus, Inc.	803	89,294
MTS Systems Corp.	1,798	96,822
Novanta, Inc.A	3,223	65,266
Sanmina Corp.A	7,732	253,996
Scansource, Inc.A	3,126	118,319

		1,026,521

Internet Software & Services - 1.83%
Grand Canyon Education, Inc.A	6,398	365,326
NIC, Inc.	5,683	142,643
Perficient, Inc.A	3,824	68,832

		576,801

IT Consulting & Services - 2.89%
EVERTEC, Inc.	8,756	159,797
Forrester Research, Inc.	1,511	61,800
Hackett Group, Inc.	2,897	51,451
Lionbridge TechnologiesA	11,447	57,464
MoneyGram International, Inc.A	11,762	128,441
Sykes Enterprises, Inc.A	4,856	136,842
Syntel, Inc.	11,346	220,112
TechTarget, Inc.A	3,661	30,789
Virtusa Corp.A	2,853	63,394

		910,090

Semiconductor Equipment & Products - 3.13%
Cabot Microelectronics Corp.	2,376	141,562
Entegris, Inc.A	15,397	276,376
IXYS Corp.	3,851	45,057
MKS Instruments, Inc.	6,324	363,946
Tessera Technologies, Inc.	3,234	128,066
Xcerra Corp.A	5,195	32,936

		987,943

Software - 3.54%
American Software, Inc., Class A	2,364	26,051
Aspen Technology, Inc.A	3,648	192,724
Mentor Graphics Corp.	13,424	490,647
Pegasystems, Inc.	6,280	226,708
QAD, Inc., Class A	1,058	30,682
Quality Systems, Inc.	5,949	78,051
Sapiens International Corp., N.V.	4,760	70,496

		1,115,359

Total Information Technology		4,964,663

MATERIALS - 3.37%
Chemicals - 1.88%
AgroFresh Solutions, Inc.A	5,771	16,159
FutureFuel Corp.	8,856	121,593
Hawkins, Inc.	1,616	78,457
Innospec, Inc.	3,202	210,371
KMG Chemicals, Inc.	1,835	61,986
OMNOVA Solutions, Inc.A	5,553	53,309
Trecora ResourcesA	4,233	51,008

		592,883

Construction Materials - 0.13%
United States Lime & Minerals, Inc.	547	39,685

AMERICAN BEACON ZEBRA SMALL CAP EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
Containers & Packaging - 0.78%
Greif, Inc., Class B	3,252	$217,721
UFP Technologies, Inc.A	1,106	27,761

		245,482

Metals & Mining - 0.58%
Hallador Energy Co.	8,120	74,623
Handy & Harman Ltd.A	2,303	53,199
Ryerson Holding Corp.A	3,946	56,428

		184,250

Total Materials		1,062,300

REAL ESTATE - 6.72%
Equity Real Estate Investment Trusts - 6.44%
Alexander’s, Inc.D	513	219,410
Armada Hoffler Properties, Inc.D	6,528	91,718
Ashford Hospitality Trust, Inc.D	14,089	99,046
CareTrust REIT, Inc.D	6,327	89,527
Easterly Government Properties, Inc.D	7,378	143,133
Franklin Street Properties Corp.D	7,519	94,439
Getty Realty Corp.D	4,962	119,187
Gladstone Commercial Corp.D	4,891	89,945
Independence Realty Trust, Inc.D	12,635	108,029
Infrareit, Inc.D	4,281	73,376
Investors Real Estate TrustD	11,725	73,750
Ladder Capital Corp.D	9,348	134,144
NexPoint Residential Trust, Inc.D	6,209	121,821
One Liberty Properties, Inc.D	5,026	122,986
PS Business Parks, Inc.D	671	74,971
Saul Centers, Inc.D	2,475	157,138
Select Income REITD	2,253	55,063
Urstadt Biddle Properties, Inc., Class AD	3,263	73,907
Xenia Hotels & Resorts, Inc.D	5,072	88,760

		2,030,350

Real Estate Management & Development - 0.28%
Marcus & Millichap, Inc.A	3,239	88,911

Total Real Estate		2,119,261

TELECOMMUNICATION SERVICES - 1.00%
Diversified Telecommunication - 0.70%
FairPoint Communications, Inc.A	8,286	137,962
Inteliquent, Inc.	3,599	81,481

		219,443

Diversified Telecommunication Services - 0.17%
IDT Corp., Class B	2,514	53,221

Wireless Telecommunication Services - 0.13%
Spok Holdings, Inc.	2,265	41,223

Total Telecommunication Services		313,887

UTILITIES - 2.86%
Electric - 2.03%
MGE Energy, Inc.	3,699	218,981
Ormat Technologies, Inc.	5,242	250,725
Otter Tail Corp.	4,440	170,274

		639,980

Water - 0.83%
Artesian Resources Corp., Class A	1,300	40,976
Middlesex Water Co.	1,458	59,399

AMERICAN BEACON ZEBRA SMALL CAP EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

	Shares	Fair Value
Water - 0.83% (continued)
SJW Group	2,216	$118,933
York Water Co.	1,206	43,898

		263,206

Total Utilities		903,186

Total Common Stock (Cost $26,794,354)		30,629,741

SHORT-TERM INVESTMENTS - 2.31% (Cost $726,803)
American Beacon U.S. Government Money Market Select Fund, Select ClassE	726,803	726,803

SECURITIES LENDING COLLATERAL - 2.61%
American Beacon U.S. Government Money Market Select Fund, Select Class E	624,015	624,015
DWS Government and Agency Securities Portfolio, Institutional Class	199,280	199,280

Total Securities Lending Collateral (Cost $823,295)		823,295

TOTAL INVESTMENTS - 102.08% (Cost $28,344,452)		32,179,839
LIABILITIES, NET OF OTHER ASSETS - (2.08%)		(656,710)

TOTAL NET ASSETS - 100.00%		$31,523,129

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at November 30, 2016.
C	Non-voting participating shares.
D	REIT - Real Estate Investment Trust.
E	The Fund is affiliated by having the same investment advisor.

Futures Contracts Open on November 30, 2016:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	Long	5	December 2016	$661,150	$38,690

				$661,150	$38,690

AMERICAN BEACON ZEBRA SMALL CAP EQUITY FUNDSM

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016 (Unaudited)

Top Ten Holdings (% Net Assets)
First Citizens BancShares, Inc.		1.8
Mentor Graphics Corp.		1.6
Columbia Sportswear Co.		1.5
Enstar Group Ltd.		1.3
West Corp.		1.3
Deluxe Corp.		1.2
Grand Canyon Education, Inc.		1.2
MKS Instruments, Inc.		1.2
International Bancshares Corp.		1.1
National General Holdings Corp.		1.1

Total Fund Holdings	289

Sector Allocation (% Equities)
Financials		21.9
Industrials		17.5
Information Technology		16.2
Consumer Discretionary		13.1
Healthcare		12.0
Real Estate		6.9
Consumer Staples		3.6
Materials		3.5
Utilities		2.9
Energy		1.3
Telecommunication Services		1.1

AMERICAN BEACON FUNDS

Supplementary Notes to the Schedules of Investments

November 30, 2016 (unaudited)

Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of November 30, 2016, the Trust consists of twenty-six active series, five of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): American Beacon Flexible Bond Fund (“Flexible Bond Fund”), American Beacon SiM High Yield Opportunities Fund (“SiM HYO Fund”), American Beacon Sound Point Floating Rate Income Fund (“Sound Point Fund”), American Beacon The London Company Income Equity Fund, and American Beacon Zebra Small Cap Equity Fund. The remaining twenty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at a fair value following procedures approved by the Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 pm Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities include fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, U.S. government agencies, and U.S. treasury obligations, are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value.

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of November 30, 2016, the investments were classified as described below:

Flexible Bond Fund(1)	Level 1	Level 2	Level 3	Total
Domestic Bank Loan Obligations	$—	$3,549,702	$—	$3,549,702
Domestic Obligations	—	44,129,292	—	44,129,292
Foreign Obligations	—	22,464,304	—	22,464,304
Asset-Backed Obligations	—	16,777,011	—	16,777,011
Collateralized Mortgage Obligations	—	20,659,520	—	20,659,520
Foreign Collateralized Mortgage Obligations	—	1,000,655	—	1,000,655
U.S. Agency Mortgage-Backed Obligations	—	9,794,552	—	9,794,552
U.S. Treasury Obligations	—	34,954,267	—	34,954,267
Municipal Obligations	—	210,619	—	210,619
Short-Term Investments - Money Market Funds	7,780,160	—	—	7,780,160

Total Investments in Securities	$7,780,160	$153,539,922	$—	$161,320,082

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$1,734,294	$—	$1,734,294
Futures Contracts	461,938	—	—	461,938
Interest Rate Swaps Agreements	—	1,250,855	—	1,250,855
Interest Rate Inflation Linked Swaps Agreements	—	4,051	—	4,051
Credit Default Swap Agreements	—	2,125	—	2,125
Purchased Options Outstanding	—	265,274	—	265,274

Total Financial Derivative Instruments	$461,938	$3,256,599	$—	$3,718,537

Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(651,119)	$—	$(651,119)
Futures Contracts	(230,492)	—	—	(230,492)
Interest Rate Swaps Agreements	—	(705,308)	—	(705,308)
Interest Rate Inflation Linked Swaps Agreements	—	(35,871)	—	(35,871)
Credit Default Swap Agreements	—	(85,961)	—	(85,961)
Written Options Outstanding	—	(262,951)	—	(262,951)
Reverse Repurchase Agreements	—	(6,574,375)	—	(6,574,375)

Total Financial Derivative Instruments	$(230,492)	$(8,315,585)	$—	$(8,546,077)

SiM HYO Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$15,890,114	$—	$—	$15,890,114
Domestic Bank Loan Obligations	—	20,413,805	—	20,413,805
Domestic Convertible Obligations	—	15,546,947	—	15,546,947
Domestic Obligations	—	972,182,384	4,883,500	977,065,884
Foreign Convertible Obligations	—	—	1,042,362	1,042,362
Foreign Obligations	—	67,256,639	—	67,256,639
Short-Term Investments - Money Market Funds	10,139,242	—	—	10,139,242

Total Investments in Securities	$26,029,356	$1,075,399,775	$5,925,862	$1,107,354,993

Financial Derivative Instruments - Assets
Futures Contracts	$3,820,189	$—	$—	$3,820,189

Total Financial Derivative Instruments	$3,820,189	$—	$—	$3,820,189

Sound Point Fund(1)	Level 1	Level 2	Level 3	Total
Warrants	$—	$—	$—	$—
Common Stock	127,800	—	—	127,800
Bank Loan Obligations	—	172,835,845	—	172,835,845
Corporate Obligations	—	1,943,138	—	1,943,138
Short-Term Investments - Money Market Funds	61,052,503	—	—	61,052,503

Total Investments in Securities	$61,180,303	$174,778,983	$—	$235,959,286

The London Company Income Equity Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$1,048,463,688	$—	$—	$1,048,463,688
Short-Term Investments - Money Market Funds	61,822,416	—	—	61,822,416

Total Investments in Securities	$1,110,286,104	$—	$—	$1,110,286,104

Financial Derivative Instruments - Assets
Futures Contracts	$1,208,661	$—	$—	$1,208,661

Total Financial Derivative Instruments	$1,208,661	$—	$—	$1,208,661

Zebra Small Cap Equity Fund(1)	Level 1	Level 2	Level 3	Total
Common Stock	$30,629,741	$—	$—	$30,629,741
Short-Term Investments - Money Market Funds	726,803	—	—	726,803
Securities Lending Collateral invested in Money Market Funds	823,295	—	—	823,295

Total Investments in Securities	$32,179,839	$—	$—	$32,179,838

Financial Derivative Instruments - Assets
Futures Contracts	$38,690	$—	$—	$38,690

Total Financial Derivative Instruments	$38,690	$—	$—	$38,690

(1)	Refer to the Schedule of Investments for industry information.

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of November 30, 2016, there were no transfers between levels for the Flexible Bond Fund, the SiM HYO Fund, the Sound Point Fund, the London Company Income Equity Fund, and the Zebra Small Cap Equity Fund.

The following is a reconciliation of Level 3 assets of the SiM Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

	Domestic Obligations	Foreign Convertible Obligations	Total
Beginning Balance as of 8/31/2016	$4,608,500	$1,097,045	$5,705,545
Net Purchases	—	—	—
Net Sales	—	—	—
Accrued Discounts/(Premiums)	(159,549)	—	(159,549)
Realized Gain/(Loss)	—	—	—
Net Change in Unrealized Appreciation/(Depreciation)*	434,549	(54,683)	379,866
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Ending Balance 11/30/2016	$4,883,500	$1,042,362	$5,925,862

Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 11/30/2016*	$434,549	$(54,683)	$379,866

*	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statement of Operations.

The following is a summary of significant unobservable inputs used in the fair valuation of the asset categorized within Level 3 of the fair value hierarchy:

Security Type	Fair Value At 11/30/2016	Valuation Technique	Unobservable Inputs	Input Assumptions	Fair Value at 11/30/2016 per share
Foreign Convertible Obligations	$1,042,362	Expected Debt for Equity Swap in Recapitalization	Projected EBITDA, EBITDA Multiple, discount rate for uncertainty	Projected EBITDA, Valuation Multiple, Liquidity discount (1)	7.00 EUR/ 7.42 USD
Domestic Obligations	$1,596,000	Comparison of Yield to similar Debt Instruments	Value of collateral support, Comparative yields, Liquidity Discount	Value of collateral support, Comparative yields, Liquidity Discount (2)	87.50 USD
Domestic Obligations	$3,287,500	Comparison of Yield to similar Debt Instruments	Comparative yields, Liquidity Discount	Comparative yields, Liquidity Discount (3)	65.75 USD

(1)	These obligations are placeholders for a package of notes received in the bankruptcy restructuring. The key assumptions used in the valuation include projected EBITDA of 70 million Euro, 8x EBITDA multiple based on comparable companies, and a 15% liquidity discount. The valuation estimate will change if the debt for equity swap does not occur or if any of the assumptions change.
(2)	These obligations are secured by collateral. Valuation may change if the yields of comparative bonds change, or the level of collateral coverage declines, or if the market imputes a higher liquidity discount to these bonds than presently incorporated into the fair value.
(3)	Valuation may change if the yields of comparative bonds change or if the market imputes a higher liquidity discount to these bonds than presently incorporated into the fair value.

Securities and other investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Emerging Markets Debt

The Funds may invest in emerging markets dept. The Fund’s emerging markets debt securities may include obligations of government and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging markets governments, such issues may be unwilling to pay interest and repay principal when due, either due to inability to pay or submission to political pressure not to pay, and as a result my default, declare temporary suspensions of interest payments or require that the conditions of payments be renegotiated.

Repurchase Agreements

A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depositary Receipts, exchange-traded funds and convertible securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal value to the repurchase price.

Inflation-Indexed Bonds

The Flexible Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Payment In-Kind Securities

The Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.

Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable.

Illiquid and Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the year ended November 30, 2016 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Loan Participations and Assignments

The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds’ investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non- convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, exchange-traded notes (“ETNs”), unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Mortgage-Related and Other Asset-Backed Securities

The Flexible Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Short Sales

The Flexible Bond Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. The Funds are obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of November 30, 2016, there were no short positions held by the Fund.

Master Agreements

The Funds are a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Options Contracts

The Flexible Bond Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Flexible Bond Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

For the period ended November 30, 2016, the Fund purchased/sold options primarily for return enhancement and hedging.

Straddle Options

The Flexible Bond Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Flexible Bond Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of November 30, 2016 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the period ended November 30, 2016, the Fund entered into credit default swaps primarily for return enhancement, hedging and exposing cash to markets.

Interest Rate Swap Agreements

The Flexible Bond Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

For the period ended November 30, 2016, the Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

Over-the Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or Manager using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends, and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

Forward Foreign Currency Contracts

The Flexible Bond Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

For the period ended November 30, 2016, the Fund entered into foreign currency exchange contracts primarily for return enhancement and hedging.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the period ended November 30, 2016, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

Principal Risks

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Cost of Investments for Federal Income Tax Purposes

As of November 30, 2016, the cost of investments for federal income tax purposes was as follows:

Fund	Cost of Investments for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Flexible Bond	$167,569,257	$1,569,899	$(7,819,074)	$(6,249,175)
SiM High Yield Opportunities	1,124,233,440	28,175,763	(45,054,210)	(16,878,447)
Sound Point Floating Rate Income	235,488,903	1,760,968	(1,290,585)	470,383
The London Company Income Equity	1,022,962,098	122,885,353	(35,561,347)	87,324,006
Zebra Small Cap Equity	28,358,722	5,637,983	(1,816,866)	3,821,117

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “40 Act)) of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the Trust’s last fiscal quarter that materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: January 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds
Date: January 30, 2017

By:	/s/ Melinda G. Heika
Melinda Heika
Treasurer and Chief Financial Officer
American Beacon Funds
Date: January 30, 2017